As filed with the Securities and Exchange Commission on August 6, 2010

1933 Act File No. 333-167629
1940 Act File No. 811-22430

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]	PRE-EFFECTIVE AMENDMENT NO. 1

[ ]	POST-EFFECTIVE AMENDMENT NO.

AND

[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]	AMENDMENT NO. 1

MAN LONG SHORT FUND
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

123 N. WACKER DRIVE, 28TH FLOOR, CHICAGO, IL  60606
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(312) 881-6500
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
______________________________________________________________________________

KIRSTEN GANSCHOW
123 N. WACKER DRIVE, 28TH FLOOR
CHICAGO, IL  60606

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF COMMUNICATIONS TO:

MICHAEL S. CACCESE, ESQ.
K&L GATES LLP
ONE STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.[X]

It is proposed that this filing will become effective (check appropriate box):

[X] when declared effective pursuant to Section 8(c)

____________________________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price per Unit (1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee (2)
Units of Limited Liability Company Interest, $.001 par value	100,000 Shares	$10.00	$1,000,000.00	$71.30

(1)	Units will be offered at net asset value, which is estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

(2)	Fees have been previously paid in conjunction with the filing on June 18, 2010.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

SUBJECT TO COMPLETION
DATED [ ], 2010

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

[MAN LOGO]

PROSPECTUS

MAN LONG SHORT FUND
Shares of Beneficial Interest

Man Long Short Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.  The Fund emphasizes efficient allocation of investor capital, selecting pooled investment vehicles (collectively, the “Hedge Funds”) managed by independent investment managers (the “Hedge Fund Managers”).  Man Investments (USA) LLC serves as the Fund’s investment adviser (the “Adviser”).

	Price to Public (1)	Sales Load (2)	Proceeds to Registrant (3)
Per Class A Share	$[ ]	None	$[ ]
Per Class B Share	$[ ]	3.00%	$[ ]
Total	$[ ]	[ ]	$[ ]

(1)	Following initial issuance, Shares will be continuously offered at current net asset value (“NAV”), which will vary.

(2)
Investments in Class B Shares may be subject to a sales charge of up to 3.00%.  Such a sales load will be added to the offering price per Share.  Any sales load is computed as a percentage of the public offering price.  See “Distribution Arrangements.”

(3)
Total proceeds to the Fund assume that all registered Shares will be sold in a continuous offering and the maximum sales load is incurred as applicable.  The proceeds may differ from that shown if other than the maximum sales load is paid on average, the then-current net asset value at which Shares are sold varies from that shown and/or additional Shares are registered.

Man Investments Inc. (the “Distributor”) acts as the distributor of shares of beneficial interest (the “Shares”) issued in two separate classes, designated as Class A and Class B, on a best efforts basis, subject to various conditions.  Shares may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor.  Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Shares.

Class B Shares pay the Distributor a distribution and servicing fee computed at an annual rate of 1.00% of the aggregate net asset value of outstanding Class B Shares determined as of the last day of each calendar month (before any repurchases of Class B Shares), payable quarterly in arrears. The Distributor will use such fee to reimburse broker-dealers and other intermediaries for distribution and investor services.  This arrangement may result in receipt of compensation in excess of that which otherwise would have been paid in connection with their placement of shares of a different investment fund. A prospective investor with questions regarding this arrangement may obtain additional detail by contacting his, her or its intermediary directly. Prospective investors also should be aware that this payment could create incentives on the part of an intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.

In making an investment decision, an investor must rely upon his, her or its own examination of the Fund and the terms of the offering, including the merits and risks involved and the fees and expenses of the Shares, as described in this prospectus (the “Prospectus”).

The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Securities Act of 1933, as

Man Long Short Fund Prospectus
(i)

amended (the “1933 Act”), and applicable state securities laws, pursuant to registration or exemption from these provisions.  To provide a limited degree of liquidity to investors, the Fund intends periodically to offer to repurchase Shares pursuant to written tenders by investors.  Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Board of Trustees of the Fund, in its sole discretion.  However, investors do not have the right to require the Fund to repurchase any or all of their Shares and Shares are not redeemable.

[effective date]

[Wave logo]

Man Long Short Fund Prospectus
(ii)

The Shares have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”) or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange.  No agency, authority, or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Shares.  Any representation to the contrary is a criminal offense.

The Fund’s investment objective is to seek to capture a proportion of upside in rising equity markets while moderating downside in market downturns over a full market cycle, by investing across long-short equity strategies.  The Fund invests substantially all of its assets in Hedge Funds which are pooled investment vehicles globally in long-short equity strategies including: net long, variable equity, market neutral and dedicated short-selling.

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is also registered as a “commodity trading advisor” and a “commodity pool operator” with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association.  To the extent described in this Prospectus, the Fund may invest in futures.

TO ALL INVESTORS

No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus.  Prospective investors should not rely on any information not contained in this Prospectus, the statement of additional information (the “SAI”), or the accompanying exhibits.  This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document).  Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice.  Each prospective investor should consult his, her, or its own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund for the investor.

An investment in the Fund involves a high degree of risk.  It is possible that an investor may lose some or all of its investment.  Before making an investment decision, an investor and/or his/her advisor should (i) consider the suitability of this investment with respect to its investment objectives and individual situation and (ii) consider factors such as personal net worth, income, age, risk tolerance, and liquidity needs.  Short-term investors and investors who cannot bear the loss of some or all of their investment or risks associated with limited liquidity should not invest in the Fund.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  Additional information about the Fund, including the SAI, has been filed with the SEC.  The SAI, the Fund’s most recent annual and semi-annual reports and other information about the Fund will be available upon request and without charge by writing to the Fund at [____] or by calling the Fund at [____].  Investors may also call [___] with inquiries.  The SAI is incorporated by reference into this Prospectus in its entirety.  The table of contents of the SAI appears on page [___] of this Prospectus.  The Fund maintains a website ([______]) designed primarily to provide investment information to current investors and, on a password-protected basis, certain additional information for brokers selling the Fund.  The SAI, and other information about the Fund, including its annual and semi-annual reports, are not available on the fund’s website, but are available on the SEC’s website (http://www.sec.gov).  The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

You should rely only on the information contained in this Prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.  The Fund is required to supplement this Prospectus to disclose any material changes in the information provided herein.

For a discussion of certain risk factors and special considerations with respect to owning Shares, see the sections entitled “Risk Factors” and “The Fund” in this Prospectus.

Man Long Short Fund Prospectus
(iii)

Table of Contents
Prospectus Summary	1
Summary of Fees and Expenses	17
Financial Highlights	19
Risk Factors	19
Principal Risk Factors Relating to the Fund’s Structure	19
Principal Risk Factors Relating to Types of Investments and Related Risks	22
Limits of Risk Disclosures	32
The Fund	32
Structure	32
Managed Accounts	33
Use of Proceeds	33
Investment Program	33
Investment Objective and Principal Strategies	33
Investment Objectives	33
Investment Strategies	34
Investment Process	34
Investment Selection	34
Portfolio Management	35
Independent Risk Management Team	35
Investment Policies	35
Direct Investments	36
Borrowing and Use at Leverage	36
Tax Code Compliance	36
Management of the Fund	37
General	37
The Investment Adviser	37
Adviser’s Management Board, Product and Portfolio Board and Asset Allocation Board	37
Administrative, Transfer Agent and Custodian Fees	38
Investor Distribution and Servicing Arrangements	38
Management Fee	39
Organizational Expenses	39
Expense Limitation Agreement	39
Purchases of Shares	39
Purchase Terms	39
Investor Qualifications	40
Distribution Policy	40
Automatic Dividend Reinvestment Plan	41
Repurchases and Transfers of Shares	41
No Right of Redemption	41
Repurchases of Shares	41
Repurchase Procedures	42
Mandatory Repurchase by the Fund	43
Calculation of Net Asset Value	43
Shares	45
General	45
Reserves	45
Voting	45
Taxes	45
Taxation of the Fund	46
Distributions to Shareholders	46
Income from Repurchases and Transfers of Shares	46
Investments in Passive Foreign Investment Companies	47
Certain Withholding Taxes	47
State and Local Taxes	47
Information Reporting and Backup Withholding	48
Other Taxes	48
Distribution Arrangements	48
General Information	49
Table of Contents of the SAI	50
Appendix A: Related Performance	A-1

Man Long Short Fund Prospectus
(iv)

PROSPECTUS SUMMARY

The following is only a summary of this Prospectus and does not contain all of the information that you should consider before investing in the Fund.  You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (“SAI”).

THE FUND
Man Long Short Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.  Man Investments (USA) LLC serves as the Fund’s investment adviser (the “Adviser”).  The Adviser is part of Man Group plc (“Man”).

The Offering
The Fund offers and sells shares of beneficial interests (the “Shares”) in larger minimum denominations (compared to open-end mutual funds) to Eligible Investors (primarily higher net worth individual and institutional investors), as defined below.  Investors who purchase Shares in the offering, and other persons who acquire Shares and are admitted to the Fund by its Board of Trustees (each individually a “Trustee” and collectively the “Board”), will become shareholders of the Fund (the “Shareholders”).

Investment Objective and Principal Strategies
Investment Objective
The Fund’s investment objective is to seek to capture a proportion of upside in rising equity markets while moderating downside in market downturns over a full market cycle, by investing across long-short equity strategies.  The Fund invests substantially all of its assets in Hedge Funds which are pooled investment vehicles globally in long-short equity strategies including: net long, variable equity, market neutral and dedicated short-selling.  Each Hedge Fund is managed by a Hedge Fund Manager.

Long-short equity Hedge Fund Managers may rely upon specific regional or industry expertise to identify investment opportunities. Industry-focused Hedge Fund Managers may, for example, focus on specific industry sectors such as technology, health care and financials.  Hedge Fund Managers’ geographic focus may be as broad as global, U.S., Europe or Asia, or as narrow as a specific country such as Japan. Additionally, long-short equity Hedge Fund Managers may be value-oriented, growth-oriented or opportunistic.

The Fund may also invest its net assets plus any borrowings opportunistically in cash, cash equivalents, and high-quality debt instruments, and it may also employ derivative strategies for hedging purposes.
Except as otherwise stated in this Prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed at the discretion of the Board.  The Fund’s fundamental investment policies are listed in the SAI.

Investment Strategies
The following general descriptions summarize certain long-short equity investment strategies that may be pursued by Hedge Funds selected by the Adviser for the Fund.  These descriptions are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods that may be used by the Hedge Fund Managers.

Net Long.  As a general rule, long biased Hedge Fund Managers usually maintain a net long exposure but may vary net and gross exposures (i.e., the relative size of

Man Long Short Fund Prospectus

long and short exposures) within a predefined range or ratio. The Adviser believes that the fairly consistent levels of net long exposure generally maintained by long biased Hedge Fund Managers may add value from a portfolio construction perspective.

Variable Equity. Variable equity Hedge Fund Managers actively manage gross and net investment exposures to reflect the relative risk/reward outlook for their respective opportunity set.  Hedge Fund Managers may employ one or a combination of trading approaches focusing on, but not limited to:  geographic focus, sector specialty, large or small cap focused, fundamental or trading oriented, short term or long term and bottom up stock picking or thematic investing.  A distinguishing characteristic of these managers is their active management of both gross and net investment exposures during periods characterized by changing risk/reward outlooks.

Market Neutral. Market neutral Hedge Fund Managers may vary gross investment exposures  but usually this is done with fairly limited net exposure.  Market neutral Hedge Fund Managers look to reduce or eliminate market directional risk and generate returns through security selection.  They may have sector tilts (i.e., long telecommunications, short industrials, etc.) or may be sector-neutral as well.

Short-sellers. As a general rule, short-selling Hedge Fund Managers usually maintain a net short investment exposure but may vary net and gross exposures to short positions.  The Adviser believes that the fairly consistent levels of net short exposure maintained by short-selling Hedge Fund Managers may add value to a long only, long biased, or hedged portfolio from a portfolio construction perspective.

Investment Process
The Adviser is responsible for the allocation of assets to various Hedge Funds, subject to policies adopted by the Board.

The Adviser’s Investment Process comprises three main functions:  Investment Selection, Portfolio Construction and Management and Risk Management/ Quantitative Analysis.  A governance structure within Man, the “Manager Board,” has been established to oversee the process, ensure accountability to individuals and functions and manage proper adherence to the process outlined below.

Investment Selection and Monitoring
The Adviser intends to manage the Fund from a ‘bottom-up’ and ‘top-down’ perspective by focusing on the selection of and allocation to Hedge Funds, and the construction of a portfolio that aims to accomplish the investment objective described above. The Adviser’s “Hedge Fund Research” team is responsible for sourcing, screening and performing due diligence on long-short equity Hedge Funds.  Hedge Fund Managers that satisfy the Adviser’s due diligence process team may be considered for inclusion in the Fund.

The overall due diligence process consists of both quantitative and qualitative assessments.  Some examples of assessments include, but are not limited, to soundness of the investment strategy, performance sustainability, Hedge Fund Manager alpha generation, past performance history, risk management practices, interest alignment and peer group comparables.  All potential investments are incrementally scrutinized and checked against various selection criteria.  With each step of the due diligence process, the purpose is to acquire additional insight into each prospective investment and eliminate from consideration those that do not meet the selection criteria. The “Risk Management” team conducts its own independent analysis concurrently with the due diligence process, as discussed

Man Long Short Fund Prospectus

below.

Upon completion of due diligence, the Hedge Fund Research team sends a proposal containing the cross-functional Hedge Fund Manager assessments to Man’s “Manager Board,” as described below, for review. This proposal incorporates an independent assessment of the manager by the “Risk Management” team. If the result of this review is an approval, the Hedge Fund Manager is placed on the approved Hedge Fund Manager list and may be allocated Fund assets by the Adviser.  The head of Risk Management may veto an approval within the veto criteria.

Once a Hedge Fund Manager is approved, its continued quality is monitored through ongoing investment due diligence conducted by Hedge Fund Research and risk management/ operational due diligence processes conducted by the Risk Management teams, and the Adviser’s investment conviction is consistently revisited.

Portfolio Construction and Management
The Fund will be managed by a Portfolio Manager, who may be a “Portfolio Manager”, “Deputy Portfolio Manager”, and/or a “Back-up Portfolio Manager” (each a “PM”).

The Fund’s portfolio will initially comprise 28 long-short Hedge Fund Managers actively pursuing long-short strategies across markets in four geographical areas: the United States; Europe; Asia; and the Emerging Markets.

As part of the “top-down” portfolio construction process, the Portfolio Manager will seek to deploy investment capital to Hedge Fund managers in accordance with the following geographical asset allocation bands:

United States: 20-60%

Europe: 15-45%

Asia: 15-45%

Emerging Markets: 0-30%

Factors influencing the Portfolio Manager’s geographical asset allocation include overall optimization of the Fund’s risk-adjusted return profile, tactical investment views on appropriate risk allocations to the four geographical market areas and to more balanced, active or thematic trading styles, and other risk factors. Where an individual Hedge Fund manager’s strategy ranges across more than one geography, the manager will be classified according to that manager’s domicile and the Portfolio Manager’s view of that manager’s area of primary competence.

The geographical weightings of the Initial Portfolio are set out in the Appendix.

In addition to seeking to manage the Fund within the geographical asset allocation bands described above, on a regular basis the Fund may be rebalanced, whereby it is reviewed and Hedge Fund Manager allocations are potentially changed at the discretion of the PMs.  In making rebalancing decisions, the PMs will consider the underlying Hedge Fund’s exposure to market, credit and liquidity risk and may attempt to mitigate such risks on an overall portfolio basis.  The PMs will periodically adjust allocations among Hedge Fund Managers for any number of reasons including, but not limited to: deterioration in a Hedge Fund Manager’s performance relative to its peer group; a change in a Hedge Fund Manager’s

Man Long Short Fund Prospectus

investment strategy; and changes in circumstance with respect to a Hedge Fund Manager’s operations, such as the departure of key personnel.

Except as otherwise stated in this Prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed at the discretion of the Board.  The Fund’s fundamental investment policies are listed in the SAI.

Independent Risk Management Team
The Adviser’s Risk Management team is embedded throughout the investment process and provides independent analysis at the investment, operational, product and portfolio level.  Risk Management also operates as an independent function from the investment process which fosters an active culture of challenge between risk management and investment management.  In the investment selection process the Risk Management team is involved in a detailed assessment of Hedge Fund Managers.  Risk analysts work alongside the Hedge Fund Research team to review Hedge Fund Managers from an independent perspective.  At any point in the process the head of Risk Management has the ability to veto a Hedge Fund Manager based on justifiable and pre-defined criteria.

Post-investment, Risk Management monitors operational risks relating to the Hedge Fund Managers as part of the ongoing due diligence process.  This involves but is not limited to identifying changes in a Hedge Fund Manager’s strategy or discipline, deviations from established guidelines, or a significant change in a Hedge Fund Manager’s circumstances (e.g., changes in assets under management or portfolio management personnel).  Strategy risks are also monitored to obtain early warnings of style drift or performance deterioration.

Investment Policies
The Fund’s allocation program is intended to permit upside performance potential under a wide range of market conditions while attempting to minimize downside performance.  Although some investment strategies used by individual Hedge Funds and Hedge Fund Managers involve a high degree of risk, the Adviser believes that the Fund’s allocation to a diversified portfolio of Hedge Fund Managers and strategies may reduce the overall risk associated with investments in the Hedge Funds.The Fund offers Eligible Investors the following potential advantages:

●	Spreading of risk across a number of Hedge Fund Managers, Hedge Funds and markets.

●	Professional selection and evaluation of investments and Hedge Fund Managers. The principals of the Adviser have extensive experience in applying multi-manager investment approaches.

●	Ability to invest with Hedge Fund Managers whose minimum account size is higher than most individual investors would be willing or able to commit.

●	Limited liability.

●	Administrative convenience.

Direct Investments
The Fund may from time to time make or hold certain direct investments which, while not anticipated to represent a substantial portion of the Fund’s assets, could at times be significant.  These investments may be made for hedging of certain investment risks or due to circumstances such as investments being received in-

Man Long Short Fund Prospectus

kind through a redemption from an underlying Hedge Fund paid in-kind, as in-kind distributions or under other similar circumstances. See “Investment Program.”
Borrowing and Use of Leverage
The Fund may engage in short-term borrowing from a credit line or other credit facility in order to meet redemption requests, for bridge financing of investments in Hedge Funds, or for cash management purposes.  In effecting the Fund’s investment strategies, the Fund does not intend to leverage its investments with Hedge Fund Managers, however, it may do so in the future.  The Fund may choose to engage in such leveraging of its investments if the Adviser believes it can generate greater returns on such borrowed funds than the cost of borrowing.  However, there is no assurance that returns from borrowed funds would exceed interest expense. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Hedge Funds are not subject to this requirement. Certain short-term borrowings under the 1940 Act are not considered the use of investment leverage, and are subject to the above asset coverage requirement.  The Fund may be required to pledge assets when borrowing, which in the event of an uncured default, could affect the Fund’s operations, including preventing the Fund from conducting a repurchase of its interests.  In addition, the terms of any borrowing may impose certain investment restrictions on the Fund.

Many Hedge Fund Managers also use leverage in their investment activities through purchasing securities on margin and through selling securities short.  Hedge Fund Managers also may use leverage by entering into total return swaps or other derivative contracts as well as repurchase agreements whereby the Hedge Fund Manager effectively borrows funds on a secured basis by “selling” portfolio securities to a financial institution for cash and agreeing to “repurchase” such securities at a specified future date for the sales price paid plus interest at a negotiated rate.  Certain Hedge Fund Managers also trade futures, which generally involves greater leverage than other investment activities due to the low margin requirements associated with futures trading.  See “Risk Factors — Use of Leverage” and “Investment Program — Investment Strategies – Relative Value.”

The Investment Adviser
Man Investments (USA) LLC, (the “Adviser”), formerly Glenwood Capital Investments, L.L.C., an Illinois limited liability company, is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is the investment adviser to the Fund.  The Adviser is also registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association (the “NFA”).\

The Adviser, which was founded through a predecessor firm in 1987, in conjunction with its participating affiliates (collectively comprising the multi-manager business of Man Group plc), as defined below, manages approximately $39.4 billion, as of March 31, 2010, on a discretionary and non-discretionary basis, for both private clients and large institutional investors around the world.  Since October 2000, the Adviser has been a wholly owned subsidiary of Man Group plc, a company listed on the London Stock Exchange (EMG) and a constituent of the FTSE 100 index of leading UK stocks.  Man Group plc is a global provider of alternative investment products and solutions for private and institutional investors worldwide.  Man Group plc employs approximately 1,600 people in 13 countries, with key centers in London and Pfaeffikon, Switzerland, and offices in Chicago, Dubai, Hong Kong, Montevideo, Nassau, New York,

Man Long Short Fund Prospectus

Singapore, Sydney, Tokyo and Toronto. In rendering investment management services, the Adviser expects to use the resources of certain affiliates of the Adviser. Such affiliates have entered into a memorandum of understanding with the Adviser pursuant to which they are considered “Participating Affiliates” of the Adviser as that term is used in relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

The Adviser is responsible for the day-to-day management of the Fund and for the allocation of the Fund’s assets to various Hedge Funds, subject to policies adopted by the Board.  The Adviser’s portfolio managers will devote such time to the ongoing operations of the Fund as they deem advisable in order to implement and monitor the Fund’s investment program.

See “Management of the Fund — General.”

FEES AND EXPENSES
Management Fee
In consideration of the management services the Adviser provides to the Fund, the Fund pays the Adviser a quarterly fee (the “Management Fee”) computed at the annual rate of 1.00% of the aggregate value of its outstanding Shares determined as of the last calendar day of each month and payable quarterly (before any repurchases of Shares).  The Adviser will also provide certain administrative services to the Fund at no additional cost.  See “Management of the Fund — General.”

Administration, Transfer Agent and Custodian Fees
[____] provides certain other administrative services to the Fund.  In consideration of these services, the Fund pays [__] a [quarterly] fee which is not expected to exceed [___]% of the aggregate value of all outstanding Shares determined as of the last day of each calendar month (before any repurchases of Shares) and paid quarterly (the “Administration Fee”).  The Administration Fee is charged to all Share classes.
 [__] also serves as the Fund’s custodian.  Pursuant to a custodian agreement, [__] maintains custody of the Fund’s assets.  [__]’s compensation for its role as the Fund’s custodian is included in the Administration Fee, but [__] may charge the Fund for transaction related costs and is entitled to reimbursement of certain expenses.  See “Administration, Transfer Agent and Custodian Fees.”

Investor Distribution and Servicing Fee
Under the terms of investor distribution and servicing agreements (the “Investor Distribution and Servicing Agreements”) between the Fund and Man Investments Inc. (the “Distributor”) applicable to Class A Shares (the “Class A Investor Distribution and Servicing Agreement”) and Class B Shares (the “Class B Investor Distribution and Servicing Agreement”), respectively, the Distributor is authorized to retain certain broker-dealers and financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders purchasing Class A Shares and Class B Shares that are their customers (“Investor Service Providers”).  These services include, but are not limited to, handling Shareholder inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Shareholders and the Fund; assisting in the

Man Long Short Fund Prospectus

establishment and maintenance of Shareholder accounts with the Fund; assisting in the maintenance of Fund records containing Shareholder information; and providing such other information and Shareholder liaison services as the Fund or the Distributor may reasonably request.

Pursuant to the Class A Investor Distribution and Servicing Agreement, Class A Shares are not subject to any Investor Distribution and Servicing Fee.

Under the Class B Investor Distribution and Servicing Agreement, the Fund pays a quarterly fee computed at the annual rate of 1% of the aggregate net asset value of the outstanding Class B Shares determined as of the last day of each calendar month (before any repurchases of Class B Shares) and paid quarterly (the “Investor Distribution and Servicing Fee”), to the Distributor to reimburse it for payments made to Investor Service Providers.  Each Investor Service Provider is paid based on the aggregate value of outstanding Class B Shares held by Shareholders that receive services from such Investor Service Provider.  Pursuant to the conditions of an exemptive order issued by the SEC, the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class B Shares.  See “Investor Distribution and Servicing Arrangements.”

Organizational Expenses	The Fund’s organizational expenses were paid by the Adviser.
Expense Limitation Agreement
The Adviser has contractually agreed to limit the total annualized operating expenses of the Fund (exclusive of any borrowing and investment-related costs, extraordinary costs, and the costs associated with the underlying Hedge Funds) to 1.25% for Class A Shares and 2.25% for Class B Shares for an initial period of two years, through ___, 2012.  Thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or the Fund upon thirty (30) days’ prior written notice to the other party.  See “Management of the Fund — Investor Distribution and Servicing Arrangements.”   In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate of 1.25% and 2.25%, respectively, for Class A Shares and Class B Shares.  The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense.  Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.

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INVESTING IN THE FUND
Investor Eligibility	Each investor will be required to represent that he, she, or it is acquiring Shares directly or indirectly for the account of an “Eligible Investor,” which includes a person who is:

●	A natural person whose individual net worth, or joint net worth with that person’s spouse, immediately prior to the time of purchase exceeds $1,000,000; or

●	A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year; or

●
An individual or entity that has an account managed by an investment advisor registered under the Advisers Act and the advisor is subscribing for Shares in a fiduciary capacity on behalf of the account.

In addition, with respect to Class A Shares, only those Eligible Investors that (i) compensate their financial intermediaries directly for their services through “wrap accounts” or similar arrangements, (ii) in the case of certain institutional investors, invest directly through the Distributor, or (iii) are employees of the Adviser, Distributor, or any of their affiliates may purchase Class A Shares.

Existing Shareholders subscribing for additional Shares other than through a dividend reinvestment will be required to verify their status as Eligible Investors (including, as applicable, the qualifications to invest in Class A Shares) at the time of the additional purchases.  The qualifications required to invest in the Fund appear in an application form that must be completed by each prospective investor.  See “Purchases of Shares — Investor Qualifications.”

Investor Suitability
An investment in the Fund involves substantial risks.  It is possible that an investor may lose some or all of its investment.  Before making an investment decision, an investor and/or its advisor should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs.  See “Risk Factors.” Short-term investors and investors who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in the Fund should not invest in the Fund.

The Offering and Purchase of Shares
The Fund offers Shares through the Distributor, and through brokers and dealers that have entered into selling agreements with the Distributor.  See “Distribution Arrangements.” It is expected that Shares will be offered and may be purchased on a monthly basis.

The Fund is offered in multiple classes of Shares.  All Shares are sold at the current net asset value per Share as of the date on which the purchase is accepted.  It is expected that the net asset value of different Share classes will vary over time as a result of the differing fees and expenses applicable to different classes.  The minimum initial investment in the Fund by any Eligible Investor is $50,000, and the minimum additional investment in the Fund is $10,000.  The Fund may accept investments for a lesser amount under certain circumstances.  Eligible Investors that are employees of the Adviser or its affiliates are eligible to invest in Class A Shares and may be subject to lower minimum investments than other Eligible

Man Long Short Fund Prospectus

Investors. Certain selling brokers or dealers and financial advisors may impose higher minimum investment levels, or other requirements.

No sales load is charged on purchases of Class A Shares.

Investments in Class B Shares may be subject to a sales charge of up to 3.00%.  Such a sales load will be added to the offering price per Class B Share, and will be in addition to any fees charged or paid by a Fund.  Any such fee will reduce the amount of an investor’s initial or subsequent investment in the Fund, and impact on a particular investor’s investment returns would not be reflected in the returns of the Fund.

See “Purchases of Shares — Purchase Terms” and “Distribution Arrangements.”

Closed-End Fund Structure: Limited Liquidity and Transfer Restrictions
The Fund has been organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis.  In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.  In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities.  The Fund believes that unique investment opportunities exist in the market for private securities and in private funds.  However, these private investments are often less liquid.  For this reason, the Fund is organized as a closed-end fund.  See “Risk Factors — Principal Risk Factors Relating to the Fund’s Structure — Limited Liquidity.”

The Fund will not list the Shares on any securities exchange, and it is not expected that any secondary market will develop for the Shares.  Shareholders will not be able to tender for repurchase their Shares on a daily basis because the Fund is a closed-end fund.  In addition, Shares are subject to transfer restrictions that permit transfers only to persons who are Eligible Investors or receive Shares by gift or bequest and who hold their Shares through intermediaries that have entered into shareholder servicing agreements with the Fund.  Brokers, dealers, or the Fund may require substantial documentation in connection with a requested transfer of Shares.  Shares may not currently be exchanged for shares of any other fund.  As described below, however, in order to provide liquidity, the Fund intends periodically to conduct repurchase offers for its outstanding Shares.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares.  Shares should be viewed as a long-term investment.  See “Risk Factors — Principal Risk Factors Relating to the Fund’s Structure — Limited Liquidity” and “Principal Risk Factors Relating to Types of Investments and Related Risks — Illiquid Investments.”

Repurchases of Shares by the Fund
Because the Fund is a closed-end fund, Shareholders do not have the right to require the Fund to repurchase any or all of their Shares.  To provide a limited degree of liquidity to investors, the Fund intends periodically to offer to repurchase Shares pursuant to written tenders by Shareholders.  Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Board, in its sole discretion.  In determining whether the Fund should offer to repurchase Shares, the Board will consider a variety of operational, portfolio management and economic factors.  The Adviser expects that the Fund will ordinarily offer to repurchase Shares from Shareholders twelve times annually.  The Adviser currently anticipates that repurchase offers will commence on or about the following times during the Fund’s initial twelve months of operation: October 20, 2010, November 18, 2010, December 20, 2010, January 20, 2011,

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February 22, 2011, March 21, 2011, April 20, 2011, May 20, 2011, June 21, 2011, July 20, 2011, August 22, 2011, and September 21, 2011. See “Repurchases and Transfers of Shares.”

The Fund has the right to repurchase Shares of Shareholders if the Board determines that the repurchase is in the best interests of the Fund or upon the occurrence of certain events specified in the Fund’s Declaration of Trust (the “Declaration of Trust”), including, but not limited to, Shareholders’ attempted transfers in violation of the transfer restrictions described above.

Due to the requirements regarding tenders offers and the frequency with which the Fund expects to offer to repurchase Shares, in the event the Fund makes repurchase offers, it is unlikely that the Fund will to be able to extend the expiration date of, or increase the amount of, any repurchase offer, which may result in an investor needing to participate in more than one repurchase offer to exit the Fund in case of oversubscribed repurchase offers. See “Repurchases and Transfers of Shares — No Right of Redemption” and “— Repurchases of Shares.”

Distribution Policy and Dividend Reinvestment Plans
Distributions will be paid at least annually on the Shares in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year.  The Fund is not a suitable investment for any investor requiring routine distributions of income.

Each Shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares.  Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to a Shareholder’s broker or other intermediary (who should be directed to inform the Fund).

Provision of Tax Information to Shareholders; Shareholder Reports
The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns.  The Fund will prepare and transmit to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.  Shareholders may also receive additional periodic reports regarding the Fund’s operations.

TAXATION
The Fund expects to qualify, and to continue to qualify, as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986 (“Code”).  For each taxable year that a Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Shareholders.  Taxable income consists generally of net investment income and any capital gains.  The Fund will distribute substantially all of its net investment income and gains to Shareholders.  These distributions generally will be taxable as ordinary income to the Shareholders.  Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.  The Fund will inform Shareholders of the amount and character of the distributions to Shareholders.  See “Investing in the Fund - Distribution Policy and Dividend Reinvestment Plans.”

Subchapter M imposes strict requirements for the diversification of a RIC’s investments, the nature of a RIC’s income and a RIC’s distribution and timely

Man Long Short Fund Prospectus

reporting of income and gains.  In order to satisfy these requirements, the Fund generally will invest its assets in Hedge Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”).  See “Taxes.”

ERISA Plans and Other Tax-Exempt Entities
Investors subject to ERISA and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans (collectively, “ERISA Plans”) may purchase Shares.  Because the Fund is an investment company registered under the Investment Company Act, the underlying assets of the Funds will not be considered to be “plan assets” of an ERISA Plan investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules.  Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.  See “Taxes.”

Fiscal Year	The fiscal year of the Fund ends on March 31 and the tax year of the Fund ends on October 31.
RISK FACTORS	The Fund’s investment program is speculative and entails substantial risks. No assurance can be given that the Fund’s investment objectives will be achieved. The risks to which an investor in the Fund is subject include the following:
●	Investment Types and Techniques — The Hedge Funds may invest and trade in a wide range of securities and other financial instruments. Although the Hedge Funds will primarily invest and trade in equity and debt securities, they may also invest and trade in currencies, financial futures, and other equity- and debt-related instruments (i.e., instruments that may derive all or a portion of their value from equity or debt securities). The Hedge Funds are generally not limited in the markets, either by location or type, such as large capitalization, small capitalization, or non-U.S. markets, in which they invest or in the investment discipline that their Hedge Fund Managers may employ, such as value or growth or bottom-up or top-down analysis. The Hedge Funds may use various investment techniques for hedging and non-hedging purposes. A Hedge Fund may, for example, sell securities short, purchase and sell option and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Prospectus. The use of these techniques may be an integral part of a Hedge Fund’s investment strategy, and may involve certain risks, including the risk that the Fund will lose all or part of its investment in the Hedge Fund. See “Principal Risk Factors Relating to Types of Investments and Related Risks.”

●	Use of Leverage — The Fund does not intend to use leverage for investment purposes but may do so in the future. However, the Fund may utilize leverage for portfolio management and other purposes. The Fund may be required to pledge assets when borrowing, which, in the event of an uncured default, could affect the Fund’s operations, including preventing the Fund from conducting a repurchase of its interests. In addition, the terms of any borrowing may impose certain investment restrictions on the Fund. The Hedge Fund Managers may use leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any loss incurred. The more leverage is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument. Because of the relatively small intrinsic profits in “hedge” positions or in “arbitrage”

Man Long Short Fund Prospectus

positions, some Hedge Fund Managers may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Hedge Funds are not subject to this requirement. See “Principal Risk Factors Relating to Types of Investments and Related Risks.”

●	Allocation among Hedge Fund Managers — The Adviser may, from time to time, change the percentage of assets allocated to each Hedge Fund Manager, invest in additional Hedge Funds or redeem part or all of the Fund’s investment from Hedge Funds. Allocation changes are likely to occur (a) because of performance differences among the Hedge Fund Managers, (b) as the result of the Fund receiving additional capital contributions during periods when certain Hedge Fund Managers may no longer be accepting additional funds (for example, because of capacity restrictions) and in order to satisfy existing or potential regulatory restrictions. At times, the Fund might have to place some or all of any additional capital with new Hedge Fund Managers. The Fund’s success may depend, therefore, not only on the Hedge Fund Managers the Adviser may currently have selected for the Fund and its ability to allocate the Fund’s assets successfully among those Hedge Fund Managers but also on the Adviser’s ability to identify new Hedge Fund Managers. See “Principal Risk Factors Relating to Types of Investments and Related Risks.”

●	Fees and Expenses — The Fund’s fees and expenses, including the Management Fee, Investor Distribution and Servicing Fee, and the underlying Hedge Fund compensation of the Hedge Fund Managers result in two levels of fees and greater expense than would be associated with direct investment in Hedge Funds. The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with other types of investment entities. See “Summary of Fees and Expenses.”

●	Lack of Liquidity of Shares — The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund does not currently intend to list the Shares for trading on any national securities exchange. There is no secondary trading market for Shares, and it is not expected that such a market will develop. Shares therefore are not readily marketable. Because the Fund is a closed-end investment company, Shares may not be tendered for repurchase on a daily basis, and they currently may not be exchanged for shares of any other fund. In addition, Shares are subject to transfer restrictions that permit transfers only to persons who are Eligible Investors or receive Shares by gift or bequest and who hold their Shares through brokers or dealers and intermediaries that have entered into shareholder servicing agreements with the Fund. Brokers, dealers, or the Fund may require substantial documentation in connection with a requested transfer of Shares.

●	No Guarantee of Regular Repurchase Offers — Although the Fund, at the discretion of the Board, will consider whether to make periodic repurchase offers of its outstanding Shares at net asset value, Shares are significantly less liquid than shares of funds that trade on a stock exchange. There is no guarantee that you will be able to sell all of your Shares that you desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed by Shareholders holding Shares of the Fund, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for pro-ration may cause some investors to tender more Shares for repurchase than

Man Long Short Fund Prospectus

they otherwise would wish to have repurchased.  In addition, in extreme cases, the Fund may not be able to complete repurchases due to the Fund’s holding of illiquid investments.  In that event, you may be able to sell your Shares only if you are able to find an Eligible Investor willing to purchase your Shares.  Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and must be approved by the Board.  Due to the requirements regarding tenders offers and the frequency with which the Fund expects to offer to repurchase Shares, in the event the Fund makes repurchase offers, it is unlikely that the Fund will to be able to extend the expiration date of, or increase the amount of, any repurchase offer, which may result in an investor needing to participate in more than one repurchase offer to exit the Fund.

●
Potential Consequences of Regular Repurchase Offers — The Fund’s repurchase offer policy may have the effect of decreasing the size of the Fund over time absent significant new investments in the Fund.  It may also force the Fund to sell assets it would not otherwise sell and/or to maintain an increased amount of cash or liquid investments at times.  It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.  In addition, because of the limited market for certain of the Fund’s private securities, the Fund may be forced to sell its more liquid securities, in order to meet cash requirements for repurchases.  This may have the effect of substantially increasing the Fund’s ratio of relatively more illiquid securities to relatively more liquid securities for the remaining investors.

●	Potential Conflicts of Interest — The investment activities of the Adviser, the Hedge Fund Managers and their affiliates for their own accounts and other accounts they manage, and the management activities of the Adviser, may give rise to conflicts of interest that may disadvantage the Fund. Man Group plc, a leading global provider of alternative investment products and solutions for private and institutional investors worldwide, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund or Shareholders. See “Principal Risk Factors Relating to Types of Investments and Related Risks.”

●
Valuation Risk – The valuation of the Fund’s investments in Hedge Funds is ordinarily determined based upon valuations calculated by the Fund’s administrator, in most cases based on information provided by the Hedge Fund Managers or third party administrators of such Hedge Funds. Certain securities in which the Hedge Funds invest may not have a readily ascertainable market price and will be valued by the Hedge Fund Managers or their administrators. In this regard, a Hedge Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Hedge Fund Manager’s compensation.  The Fund has established a Valuation Committee of its Board, which oversees the actions of the Adviser with regard to fair valuation of assets.  The Adviser’s Valuation Committee is composed of representatives of the Adviser as well as Participating Affiliates. Certain members of the Adviser’s Valuation Committee may face conflicts of interest in overseeing the value of the Fund’s investments, as the valuation of the Fund’s investments will affect the Adviser’s compensation. Although the Adviser’s Valuation Committee reviews the valuation procedures used by the Hedge Fund Managers, neither the Adviser’s Valuation Committee, the Fund’s administrator, the Adviser nor the Board can confirm or review the accuracy of valuations provided by Hedge Fund Managers or their administrators.

If a Hedge Fund Manager’s valuations are consistently delayed or inaccurate,

Man Long Short Fund Prospectus

the Adviser generally will consider whether the Hedge Fund continues to be an appropriate investment for the Fund. The Fund may be unable to redeem or otherwise dispose of interests in such a Hedge Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Hedge Fund Manager’s valuations, and the Adviser’s Valuation Committee will determine the value, and may discount the value of the interests, if deemed to be the estimated fair value of such holding in keeping with the Fund’s valuation procedures.

●
Tax Risk – Special tax risks are associated with an investment in the Fund.  The Fund has elected to, and intends to meet the requirements necessary to, qualify as a “regulated investment company” or “RIC” under Subchapter M of the code.  As such, a Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If the fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of a Fund’s current and accumulated earnings and profits.  Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

●	Short Sales – A Hedge Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its Hedge Fund Manager believes possess volatility characteristics similar to those being hedged. A Hedge Fund may also use short sales for non-hedging purposes to pursue its investment objectives if, in the Hedge Fund Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on a Hedge Fund’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover a Hedge Fund’s short position will be available for purchase.

In response to turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies. The SEC’s ban on short selling of such stocks has since expired, but they have adopted a short selling rule in its place that limits short sales under certain circumstances. Various international regulatory bodies, including the United Kingdom’s Financial Services Authority, also promulgated restrictions on short selling. Current and potential future restrictions may adversely affect the ability of Hedge Funds to execute their investment strategies generally.

●	Long-Short Equity Risk – Hedge Funds selected by the Fund typically manage portfolios of both long and short positions in equity securities. The success of such Hedge Fund Managers depends largely on their ability to identify mispriced stocks. Individual Hedge Funds may incorrectly size their positions despite position and risk limits. Long-short equity Hedge Fund Managers rely upon market liquidity to manage their portfolio risk. Illiquidity, particularly in a market exhibiting either an up or down trend, could result in significant

Man Long Short Fund Prospectus

losses. Moreover, despite carrying both long and short equity positions in their portfolios, long-short equity Hedge Fund Managers typically maintain some overall level of long or short exposure to the equity markets and are susceptible to significant price moves in equities.

Investing in a fund of Hedge Funds, such as the Fund, involves other risks, including the following:

Investments in Hedge Funds entail a high degree of risk. It is possible that the Fund could lose all or part of its investment in a Hedge Fund, which would adversely affect the Fund’s performance.

●
The Hedge Funds generally are not registered as investment companies under the 1940 Act and the Fund, as an investor in these Hedge Funds, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies.  Although the Adviser conducts diligence and receives information from each Hedge Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information.  Hedge Funds are typically not contractually or otherwise obligated to inform their investors, including the Fund, of details surrounding proprietary investment strategies or positions.  In addition, the Fund and the Adviser have no control over the Hedge Funds’ investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Hedge Fund Manager in these areas.  The performance of the Fund is dependent on the success of the Adviser in selecting Hedge Funds for investment by the Fund and the allocation and reallocation of the Fund assets among Hedge Funds.

●
There is a risk of misconduct by Hedge Fund Managers.  When the Adviser invests the Fund’s assets with a Hedge Fund Manager, the Fund does not have custody of the assets or control over their investment.  Therefore, there is always the risk that the Hedge Fund Manager could divert or abscond with the assets, inaccurately or fraudulently report the Hedge Fund’s value, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct.  The Hedge Fund Managers with whom the Adviser invests the Fund’s assets are generally private and have not registered their securities under federal or state securities laws.  This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Hedge Fund Managers.  There also is a risk that regulatory actions may be taken by governmental or other authorities against Hedge Fund Managers, which may expose investors, such as the Fund, that have placed assets with such Hedge Fund Managers to losses.

●	An investor who meets the eligibility conditions imposed by the Hedge Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Hedge Funds. By investing in the Hedge Funds through the Fund, an investor bears a proportionate part of the asset-based fees paid by the Fund to the Adviser and other expenses of the Fund, and also indirectly bears a portion of the asset-based fees, performance or incentive allocations and other expenses borne by the Fund as an investor in the Hedge Funds.

●	Each Hedge Fund Manager generally charges its respective Hedge Fund an asset-based fee, and some or all of the Hedge Fund Managers receive performance or incentive allocations. The asset-based fees of the Hedge Fund Managers are generally expected to range from 0% to 2.5% annually of the net

Man Long Short Fund Prospectus

assets under their management and the performance or incentive allocations to the Hedge Fund Managers are generally expected to range from 15% to 50% of net profits annually, but this may be higher on occasion. The receipt of a performance or incentive allocation by a Hedge Fund Manager may create an incentive for a Hedge Fund Manager to make investments that are riskier or more speculative than those that might have been made in the absence of such an incentive. Also, incentive fees may be paid to a Hedge Fund Manager who shows net profits, even though the Fund, as a whole, may incur a net loss. In addition, because a performance or incentive allocation generally is calculated on a basis that includes unrealized appreciation of a Hedge Fund’s assets, these allocations may be greater than if they were based solely on realized gains. Generally, the Hedge Fund Managers’ compensation is determined separately for each year or shorter period; whenever possible, agreements are obtained to carry forward losses to subsequent years in determining the fee for such years.

●
Investment decisions of the Hedge Funds are made by the Hedge Fund Managers independently of each other.  Consequently, at any particular time, one Hedge Fund may be purchasing interests in an issuer that at the same time are being sold by another Hedge Fund.  Investing by Hedge Funds in this manner could cause the Fund to indirectly incur certain transaction costs without accomplishing any net investment result.  Possible lack of transparency regarding such Hedge Fund positions may lead to a lack of intended allocation in the Fund.

●	The Hedge Funds may, at any time and without notice to the Fund, change their investment objectives, policies, or strategies. This may adversely affect the Fund’s allocation among investment strategies and may adversely affect the Fund’s overall risk.

●
The Fund may make additional investments in, or withdrawals from, the Hedge Funds only at certain times specified in the governing documents of the Hedge Funds.  The Fund from time to time may, in turn, have to invest some of its assets temporarily in high quality fixed income securities and money market instruments or may hold cash or cash equivalents pending the investment of assets in Hedge Funds or for other purposes such as Fund liquidity.

●
The Fund may choose to invest, for regulatory and other reasons, in non-voting classes of Hedge Fund shares.  To the extent the Fund’s holdings in a Hedge Fund afford it no ability to vote on matters relating to the Hedge Fund, the Fund will have no say in matters that could adversely affect the Fund’s investment in the Hedge Fund.

●	Hedge Funds may be permitted to distribute securities in kind to investors, including the Fund. Securities that the Fund may receive upon a distribution may be illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund. However, the Adviser may not be able to dispose of these securities at favorable prices, which would have an adverse effect on the Fund’s performance, or at favorable times, which may adversely affect the Fund’s ability to make other investments.

There are additional risks of underlying asset classes and strategies. See “Risk Factors – Principal Risk Factors Relating to Types of Investments and Related Risks.”

Man Long Short Fund Prospectus

Prospective investors in the Fund should review carefully the discussion under the captions “Principal Risk Factors Relating to Types of Investments and Related Risks” for other risks associated with the Fund and the Hedge Fund Managers’ styles of investing.  An investment in the Fund should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment, and can bear the economic risk of the investment.

Man Long Short Fund Prospectus

Summary of Fees and Expenses

The following Fee Table and Example summarize the aggregate expenses of each class of Shares of the Fund and are intended to assist investors in understanding the costs and expenses that they will bear directly or indirectly by investing in Shares of the Fund.  The expenses associated with investing in a “fund of funds,” such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles.  This is because the shareholders of a fund of funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying fund level.  Those fees and expenses are described below in “Risk Factors — Principal Risk Factors Relating to the Fund’s Structure — Investments in Other Funds.”

Shareholder Transaction Expenses	Class A	Class B
Maximum Sales Load (as a percentage of the offering price per Share) (1)	None	3%
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fee	1.00%	1.00%
Investor Distribution and Servicing Fee (2)	None	1.00%
Other Expenses (3)	[ ]%	[ ]%
Interest Payments on Borrowed Funds (4)	[ ]%	[ ]%
Acquired Fund (Hedge Fund) Fees and Expenses (5)	[ ]%	[ ]%

Total Annual Fund Operating Expenses	[ ]%	[ ]%
Fee Waiver and/or Expense Reimbursement (6)	[ ]%	[ ]%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[ ]%	[ ]%

Total Annual Expenses (7)	[ ]%	[ ]%

(1)
Investments in Class B Shares may be subject to a sales charge of up to 3.00%.  Such a sales load will be added to the offering price per Class B Share, and will be in addition to any fees charged or paid by a Fund.  Any such fee will reduce the amount of an investor’s initial or subsequent investment in the Fund, and impact on a particular investor’s investment returns would not be reflected in the returns of the Fund.

(2)	With respect to Class B Shares, the Fund pays the Distributor an Investment Distribution and Servicing fee in the amount of 1.00%. See “Investor Distribution and Servicing Arrangements.”

(3)
“Other Expenses” are based on estimated average Fund assets of $[ ].  Other Expenses include the Fund’s operating expenses, including professional fees, transfer agency fees, administration fees, custody fees, offering costs and other operating expenses. See “Management of the Fund — Administrative, Accounting, Custody, Transfer Agent, and Registrar Services” and “— Investor Servicing Arrangements.”

(4)
The Fund is not intended to be a leveraged vehicle, although the Fund may borrow money for portfolio management and other purposes.  For additional information on the Fund’s borrowing policy, see “Leverage.”

(5)
Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Hedge Funds. The “Acquired Fund (Hedge Fund) Fees and Expenses” disclosed above were calculated in good faith by the Adviser, which may (and which should be expected to) change substantially over time and, therefore, significantly affect “Acquired Fund (Hedge Fund) Fees and Expenses.” In addition, the Hedge Funds held by the Fund will also change, further impacting the calculation of the “Acquired Fund (Hedge Fund) Fees and Expenses.” Generally, fees payable to Hedge Fund Managers of the Hedge Funds will range from 0% to 2.5% (annualized) of the average NAV of the Fund’s investment.  In addition, certain Hedge Fund Managers charge an incentive allocation or fee generally ranging from 15% to 50% of a Hedge Fund’s net profits, although it is possible on occasion that such ranges may be higher for certain Hedge Fund Managers.

(6)
The Adviser has contractually agreed to limit total annualized expenses (excluding borrowing and investment-related costs and extraordinary costs) of the Fund, and not including “Acquired Fund (Hedge Fund) Fees and Expenses,” to 1.25% for Class A Shares and 2.25% for Class B Shares (the “Expense Limitation Agreement”).  The Expense Limitation Agreement shall remain in effect for an initial period of two years, through ____, 2012, and thereafter, the Expense Limitation

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Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or the Fund upon thirty (30) days’ prior written notice to the other party.  In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rates of 1.25% or 2.25%, respectively, for Class A Shares and Class B Shares.  The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense.  Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.

(7)
The “Total Annual Expenses” disclosed above will differ significantly from the Fund’s expense ratio (the ratio of expenses to average net assets) that will be included in the audited financial statements in the Fund’s annual report.  The financial statements will depict the Fund’s expenses but will not include “Acquired Fund (Hedge Fund) Fees and Expenses,” which is required to be included in the above table by the SEC.

For a more complete description of the various fees and expenses of the Fund, see “Management of the Fund.”

EXAMPLE

You would pay the following fees and expenses on a $1,000 investment in Class A Shares, assuming a 5% annual return:

Example – Class A Shares	Cumulative Expenses Paid for the Period Of:
	1 Year	3 Years	5 Years	10 Years
Reflecting the effect of Acquired Fund (Hedge Fund) Fees and Expenses	$[ ]	$[ ]	$[ ]	$[ ]

You would pay the following fees and expenses on a $1,000 investment in Class B Shares assuming a 5% annual return:

Example – Class B Shares	Cumulative Expenses Paid for the Period Of:
	1 Year	3 Years	5 Years	10 Years
Reflecting the effect of Acquired Fund (Hedge Fund) Fees and Expenses	$[ ]	$[ ]	$[ ]	$[ ]

The Examples above is based on the fees and expenses incurred by the Fund, including the sales load, if any, as set out in the table above, and should not be considered a representation of future expenses.  Actual expenses may be greater or lesser than those shown.

Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Examples.  A greater rate of return than that used in the Examples would increase the amount of certain fees and expenses paid by the Fund.

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Financial Highlights

Financial highlights information will become available for the Fund following the end of its first fiscal year.  As a new fund, financial highlights information is not yet available.

Risk Factors

Principal Risk Factors Relating to the Fund’s Structure

Potential Loss of Investment.  No guarantee or representation is made that the Fund’s investment program will be successful.  Past performance is not indicative of future results.

Limited Liquidity.  The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle.  The Fund does not currently intend to list Shares for trading on any national securities exchange.  There is no secondary trading market for Shares, and it is not expected that a secondary market will develop.  Shares therefore are not readily marketable.  Because the Fund is a closed-end investment company, Shares in the Fund may not be tendered for repurchase on a daily basis, and they currently may not be exchanged for shares of any other fund.

Although the Fund, at the discretion of the Fund’s Board, will consider whether to make periodic repurchase offers for its outstanding Shares at net asset value, Shares are significantly less liquid than shares of funds that trade on a stock exchange.  There is no guarantee that you will be able to sell all of your Shares that you desire to sell in any particular repurchase offer.  If a tender offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the shares tendered by each Shareholder.  The potential for pro-ration may cause some investors to tender more Shares for repurchase than they otherwise would wish to have repurchased.  In addition, in extreme cases, the Fund may not be able to complete repurchases due to the Fund’s holding of illiquid investments.  In that event, you may be able to sell your Shares only if you are able to find an Eligible Investor willing to purchase your Shares.  Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and must be approved by the Board.

Although the Fund, at the discretion of the Board, will consider whether to make periodic repurchase offers of its outstanding Shares at net asset value, Shares are significantly less liquid than shares of funds that trade on a stock exchange.  There is no guarantee that you will be able to sell all of your Shares that you desire to sell in any particular repurchase offer.  If a repurchase offer is oversubscribed by Shareholders holding Shares of the Fund, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.  The potential for pro-ration may cause some investors to tender more Shares for repurchase than they otherwise would wish to have repurchased.  In addition, in extreme cases, the Fund may not be able to complete repurchases due to the Fund’s holding of illiquid investments.  In that event, you may be able to sell your Shares only if you are able to find an Eligible Investor willing to purchase your Shares.  Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and must be approved by the Board.  Due to the requirements regarding tenders offers and the frequency with which the Fund expects to offer to repurchase Shares, in the event the Fund makes repurchase offers it is unlikely that the Fund will to be able to extend the expiration date of, or increase the amount of, any repurchase offer, which may result in an investor needing to participate in more than one repurchase offer to exit the Fund in the case of oversubscribed repurchase offers.

The Fund’s repurchase offer policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been absent significant new investments in the Fund.  It may also force the Fund to sell assets it would not otherwise sell and/or to maintain increased amounts of cash or liquid investments at times.  It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.  In addition, because of the limited market for private securities held by the Fund, the Fund may be forced to sell its securities in order to meet cash requirements for repurchases.  This may have the effect of substantially increasing the Fund’s ratio of relatively more illiquid securities to relatively more liquid securities for the remaining investors.  It is not the intention of the Fund to do this; however, it may occur.

No Participation in Management.  An investor is not entitled to participate in the management of the Fund or the conduct of its business.

No Operating History.  The Fund is newly-registered and does not have an operating history. Certain of the Hedge Funds in which the Fund invests may have limited or no operating histories. In such cases, the Adviser may evaluate among other

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things the past investment performance of the Hedge Fund Managers of such Hedge Funds. However, past investment performance may not be indicative of the future results of an investment in such a Hedge Fund. The results of other investment funds or accounts managed by the Adviser (or by Hedge Fund Managers) which have or have had an investment objective similar to or different from that of the Fund (or a Hedge Fund in the case of Hedge Fund Managers) are not indicative of the results that the Fund  (or a Hedge Fund) may achieve.

Substantial Repurchases.  Substantial repurchases of Shares within a limited period of time could require the Fund to liquidate positions more rapidly than would otherwise be desirable.

Mandatory Repurchase.  The Fund has the right to require the repurchase of a Shareholder’s Shares and thus the withdrawal of a Shareholder.  See “Repurchase and Transfer of Shares — Mandatory Repurchases by the Fund.”

Increase in Assets under Management.  If the Fund’s assets increase, more capital will be allocated to the Hedge Fund Managers it selects.  It is not known what effect, if any, this will have on the trading strategies utilized by the Hedge Fund Managers or their investment results.  No assurance can be given that their strategies will continue to be successful or that the return on the Fund’s investments will be similar to that achieved in the past.

Temporary Defensive Positions.  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or anticipated repurchases, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments.  As a result, the Fund may not achieve its investment objectives.

Valuation Risk.  The valuation of the Fund’s investments in Hedge Funds is ordinarily determined based upon valuations calculated by the Fund’s administrator, in most cases based on information provided by the Hedge Fund Managers or third party administrators of such Hedge Funds. Certain securities in which the Hedge Funds invest may not have a readily ascertainable market price and will be valued by the Hedge Fund Managers or their administrators.  In this regard, a Hedge Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Hedge Fund Manager’s compensation.  The Fund has established a Valuation Committee of its Board, which oversees the actions of the Adviser with regard to fair valuation of assets.  The Adviser’s Valuation Committee is composed of members of the Investment Committee as well as other representatives of the Adviser. Certain members of the Adviser’s Valuation Committee may face conflicts of interest in overseeing the value of the Fund’s investments, as the valuation of the Fund’s investments will affect the Adviser’s compensation. Although the Adviser’s Valuation Committee reviews the valuation procedures used by the Hedge Fund Managers, neither the Adviser’s Valuation Committee, the Fund’s administrator, the Adviser nor the Board can confirm or review the accuracy of valuations provided by Hedge Fund Managers or their administrators.

If a Hedge Fund Manager’s valuations are consistently delayed or inaccurate, the Adviser generally will consider whether the Hedge Fund continues to be an appropriate investment for the Fund. The Fund may be unable to redeem or otherwise dispose of interests in such a Hedge Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Hedge Fund Manager’s valuations, and the Adviser’s Valuation Committee will determine the value, and may discount the value of the interests, if deemed to be the estimated fair value of such holding in keeping with the Fund’s valuation procedures.

Investments in Other Funds.  When the Fund invests in pooled vehicles, the Adviser has no control of the trading policies or strategies of such entities and does not have the same ability as with separate accounts to react quickly to changing investment circumstances due to the limited liquidity of these types of investments.

Investing in a fund of hedge funds, such as the Fund, involves other risks, including the following:

•
Investments in Hedge Funds entail a high degree of risk.  It is possible that the Fund could lose all or part of its investment in a Hedge Fund, which would directly and adversely affect the Fund’s performance.

•
The Hedge Funds generally are not registered as investment companies under the 1940 Act and the Fund, as an investor in these Hedge Funds, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies.  Although the Adviser conducts diligence and receives information from each Hedge Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently

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verifying this information.  Hedge Funds typically are not contractually or otherwise obligated to inform their investors, including the Fund, of details surrounding proprietary investment strategies or positions.  In addition, the Fund and the Adviser have no control over the Hedge Funds’ investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Hedge Fund Manager in these areas.  The performance of the Fund is dependent on the success of the Adviser in selecting Hedge Funds for investment by the Fund and the allocation and reallocation of the Fund’s assets among Hedge Funds.

•
There is a risk of misconduct by Hedge Fund Managers.  When the Adviser invests the Fund’s assets with a Hedge Fund Manager, the Fund does not have custody of the assets or control over their investment.  Therefore, there is always the risk that the Hedge Fund Manager could divert or abscond with the assets, inaccurately or fraudulently report the Hedge Fund’s value, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct.  The Hedge Fund Managers with whom the Adviser invests the Fund’s assets are generally private and have not registered their securities or investment advisory operations under federal or state securities laws.  This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Hedge Fund Managers.  There also is a risk that regulatory actions may be taken by governmental or other authorities against Hedge Fund Managers, which may expose investors such as the Fund, which have placed assets with such Hedge Fund Managers, to losses.

•
An investor who meets the eligibility conditions imposed by the Hedge Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Hedge Funds.  By investing in the Hedge Funds indirectly through the Fund, an investor bears a proportionate part of the asset-based fees paid by the Fund to the Adviser and other expenses of the Fund, and also indirectly bears a portion of the asset-based fees, performance or incentive allocations and other expenses borne by the Fund as an investor in the Hedge Funds.

•
Each Hedge Fund Manager generally charges its respective Hedge Fund an asset-based fee, and some or all of the Hedge Fund Managers receive performance or incentive allocations.  The asset-based fees of the Hedge Fund Managers are generally expected to range from 0% to 2.5% annually of the net assets under their management and the performance or incentive allocations to the Hedge Fund Managers are generally expected to range from 15% to 50% of net profits annually, but this may be higher on occasion.  The receipt of a performance or incentive allocation by a Hedge Fund Manager may create an incentive for a Hedge Fund Manager to make investments that are riskier or more speculative than those that might have been made in the absence of such an incentive.  Also, incentive fees may be paid to a Hedge Fund Manager who shows net profits, even though the Fund, as a whole, may incur a net loss.  In addition, because a performance or incentive allocation generally is calculated on a basis that includes unrealized appreciation of a Hedge Fund’s assets, these allocations may be greater than if they were based solely on realized gains.  Generally, the Hedge Fund Managers’ compensation is determined separately for each year or shorter period; whenever possible, agreements are obtained to carry forward losses to subsequent years in determining the fee for such years.

•
Investment decisions of the Hedge Funds are made by the Hedge Fund Managers independently of each other.  Consequently, at any particular time, one Hedge Fund may be purchasing interests in an issuer that at the same time are being sold by another Hedge Fund.  Investing by Hedge Funds in this manner could cause the Fund to indirectly incur certain transaction costs without accomplishing any net investment result.  Possible lack of transparency regarding such Hedge Fund positions may lead to lack of intended allocation in the Fund.

•
The Hedge Funds may, at any time and without notice to the Fund, change their investment objectives, policies, or strategies.  This may adversely affect the Fund’s allocation among investment strategies and may adversely affect the Fund’s overall risk.

•
The Fund may make additional investments in, or withdrawals from, the Hedge Funds only at certain times specified in the governing documents of the Hedge Funds.  The Fund from time to time may, in turn, have to invest some of its assets temporarily in high quality fixed income securities and money market instruments or may hold cash or cash equivalents pending the investment of assets in Hedge Funds or for other purposes such as Fund liquidity.

•
The Fund may choose to invest, for regulatory and other reasons, in non-voting classes of Hedge Fund shares.  To the extent the Fund’s holdings in a Hedge Fund afford it no ability to vote on matters relating to the Hedge Fund, the Fund will have no say in matters that could adversely affect the Fund’s investment in the Hedge Fund.

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•
Hedge Funds may be permitted to distribute securities or other investments in kind to investors, including the Fund.  Securities that the Fund may receive upon a distribution may be illiquid, difficult to value, or subject to restrictions on resale.  In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.  However, the Adviser may not be able to dispose of these securities at favorable prices, which would have an adverse effect on the Fund’s performance, or at favorable times, which may adversely affect the Fund’s ability to make other investments.

Layering of Fees.  The Fund’s fees and expenses, including the Management Fee, Investor Distribution and Servicing Fee and the underlying Hedge Fund compensation of the Hedge Fund Managers, result in two levels of fees and greater expense than would be associated with direct investment.  The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with other types of investment entities.

Principal Risk Factors Relating to Types of Investments and Related Risks

Speculative Trading Strategies.  Some of the Hedge Fund Managers use high-risk strategies, such as selling securities short and futures trading.  Short selling exposes the seller to unlimited risk due to the lack of an upper limit on the price to which a security may rise.  Commodity futures prices can be highly volatile.  Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is typical of a futures trading account.  As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor.  Like other leveraged investments, a futures transaction may result in substantial losses to the investor.  No guarantee or representation is made that any individual Hedge Fund Manager will be successful.

Use of Derivatives.  The Hedge Fund Managers may trade in various derivatives markets (e.g., swaps and over-the-counter options and asset-backed securities), which are, in general, relatively new markets.  There are uncertainties as to how these markets will perform during periods of unusual price volatility or instability, market illiquidity or credit distress.  Substantial risks are also involved in borrowing and lending against such instruments.  The prices of these instruments are volatile, market movements are difficult to predict and financing sources and related interest rates are subject to rapid change.  Most of these instruments are not traded on exchanges but rather through an informal network of banks and dealers, and the Fund, through its investment in the Hedge Funds, will be fully subject to the risk of counterparty default.  These banks and dealers have no obligation to make markets in these instruments and can apply essentially discretionary margin and credit requirements (and thus in effect force a Hedge Fund Manager to close out positions).

If the other party to a derivative (“Counterparty”) defaults, a Hedge Fund’s risk of loss consists of the net amount of payments that the Hedge Fund contractually is entitled to receive. If a derivative contract calls for payments by the Hedge Fund, it must be prepared to make such payments when due. In addition, if the Counterparty’s creditworthiness declined, the value of a derivative contract would be likely to decline, potentially resulting in losses to the Hedge Fund. Recent economic events have increased the potential for, and thus risk involved with, Counterparty creditworthiness.

Hedge Fund Manager Misconduct.  When the Adviser invests the Fund’s assets with a Hedge Fund Manager, the Fund does not have custody of the assets or control over their investment.  Therefore, there is always the risk that the Hedge Fund Manager could divert or abscond with the assets, inaccurately or fraudulently report the Hedge Fund’s value, fail to follow agreed upon investment strategies, provide false reports of operations or engage in other misconduct.  The Hedge Fund Managers with whom the Adviser invests the Fund’s assets are generally private and have not registered their securities under federal or state securities laws.  This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Hedge Fund Managers.

Regulatory Actions.  In the event that federal, state, or other regulatory bodies allege misconduct by a Hedge Fund Manager or a Hedge Fund, such authorities may initiate regulatory or enforcement actions, including civil or criminal proceedings.  The effect of any regulatory action against a Hedge Fund Manager or a Hedge Fund in which the Fund may invest, while impossible to predict, could result in substantial and adverse impact on the Fund, including a reduction in value in or a loss of the investment due to the assessment on a Hedge Fund of fines, penalties and/or other sanctions, including asset freezes.

Limits on Hedged Strategies.  While certain Hedge Fund Managers may use “market neutral” or “relative value” hedging or arbitrage strategies this in no respect should be taken to imply that the Fund’s investments with such Hedge Fund Managers are without risk.  Substantial losses may be recognized on “hedge” or “arbitrage” positions, and illiquidity and default on one side of a position can effectively result in the position being transformed into an outright speculation.  Every market neutral

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or relative value strategy involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock for the same underlying firm.  Further, many “market neutral” or “relative value” Hedge Fund Managers employ limited directional strategies that expose the Hedge Funds they manage to certain market risk.

Illiquid Investments.  While many of the Hedge Fund Managers invest primarily in marketable instruments, a few may invest in non-marketable securities.  Such investments could limit the liquidity of the Fund’s investment in such entities.  In some circumstances, a Hedge Fund Manager may be unable or unwilling to provide liquidity, which could result in the Fund being unable to redeem its investment in the Hedge Fund, even if the Hedge Fund otherwise invests in liquid instruments. In addition, certain Hedge Funds may use “side pockets” in which certain illiquid investments are placed.  Such side pockets may be difficult to fair value and may increase risks relating to illiquidity of the Hedge Fund and inaccuracy in the Hedge Fund’s reported valuation.  The Adviser informs the Fund’s Board regularly regarding the existence of and any participation in Hedge Fund side pocket investments.

Non-diversified Status.  The Fund is a “non-diversified” investment company. This means that a greater percentage of the Fund’s assets that may be invested in the securities of any one issuer. The Adviser will follow a general policy of seeking to invest the Fund’s capital broadly among multiple Hedge Funds. As a consequence of a potential large investment in a particular Hedge Fund, losses suffered by such a Hedge Fund could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of Hedge Funds.  See “Special Tax Risks” for additional Fund diversification requirements.

Credit Crisis Liquidity Risk.  Certain types of credit instruments, such as investments in CDOs, high-yield bonds, debt issued in leveraged buyout transactions, mortgage- and asset-backed securities, and short-term asset-backed commercial paper, became very illiquid in the latter half of 2007.  General market uncertainty and consequent re-pricing of risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments.  These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value.  Such market conditions and the above factors may make valuation for Hedge Funds and the Fund uncertain and/or result in sudden and significant valuation increases or declines in the Fund.

Use of Leverage.  The Fund does not intend to use leverage for investment purposes but may do so in the future.  However, the Fund will utilize leverage for portfolio management and other purposes.  The Fund may be required to pledge assets when borrowing, which, in the event of an uncured default, could affect the Fund’s operations, including preventing the Fund from conducting a repurchase of its interests.  In addition, the terms of any borrowing may impose certain investment restrictions on the Fund.  The Hedge Fund Managers may use leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any loss incurred.  The more leverage is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument.  Because of the relatively small intrinsic profits in “hedge” positions or in “arbitrage” positions, some Hedge Fund Managers may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives.  Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions.  Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act.  Borrowings by Hedge Funds are not subject to this requirement.

Financing Arrangements.  As a general matter, the banks and dealers that provide financing to the Hedge Funds have considerable discretion in setting and changing their margin, haircut, financing, and collateral valuation policies.  Changes by banks and dealers in any of the foregoing policies may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices.  There can be no assurance that any particular Hedge Fund will be able to secure or maintain adequate financing, without which an investment in such Hedge Fund may not be a viable investment.

General Economic Conditions.  The success of any investment activity is affected by general economic conditions, which may affect the level and volatility of interest rates and the extent and timing of investor participation in the markets for both equities and interest-sensitive securities.  Unexpected volatility or illiquidity in the markets in which the Hedge Fund Managers hold positions could impair the Fund’s ability to carry out its business or cause it to incur losses.

Governmental, Legal, Tax and Regulatory Risks. The global financial markets are currently undergoing pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention.  Such intervention has in

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certain cases been implemented on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated.  Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

Legal, tax and regulatory changes could occur that may materially adversely affect the Funds.  For example, the regulatory and tax environment for Hedge Funds and for derivative instruments in which Hedge Fund Managers may participate is changing rapidly, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Hedge Funds and the ability of the Hedge Fund Managers to pursue their trading strategies.  Similarly, the regulatory environment for leveraged investors and for hedge funds generally is changing rapidly, and changes in the direct or indirect regulation of leveraged investors or hedge funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Fund to pursue investment objectives or strategies.  In particular, Congress has held hearings and also has several bills under consideration regarding potential restructuring of U.S. financial regulation, taxation policy as it relates to leveraged investors, tax-exempt investors and hedge funds, and the SEC has engaged in a general investigation of hedge funds which has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds.  Due to recent events in the markets, regulatory changes are likely and should be expected to occur.

It is impossible to predict with certainty what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Adviser’s ability to fulfill the Fund’s investment objective.  Legislation or regulation, which could be substantial and is unpredictable, could pose additional risks and result in material adverse consequences to the Hedge Funds or the Fund and/or limit potential investment strategies that would have otherwise been used by the Hedge Fund Managers or the Fund in order to seek to obtain higher returns.  However, the Adviser believes that there is a high likelihood of significantly increased regulation of the global financial markets; such increased regulation could be detrimental to the Fund.

Allocation among Hedge Funds.  The Adviser may, from time to time, change the percentage of assets allocated to each Hedge Fund, invest in additional Hedge Funds or redeem part or all of the Fund’s investment from Hedge Funds.  The Fund does not have any policy that limits the percentage of its assets that may be invested in any one Hedge Fund.  Allocation changes are likely to occur (a) because of performance differences among the Hedge Funds or Hedge Fund Managers, (b) as the result of the Fund receiving additional capital contributions during periods when certain Hedge Funds may no longer be accepting additional funds (for example, because of capacity restrictions) and (c) in order to satisfy existing or potential regulatory restrictions.  In that case, the additional capital would have to be allocated to those Hedge Funds (if any) accepting additional funds, which would increase the percentage of the Fund’s assets allocated to such “open” Hedge Funds and decrease the percentage allocated to “closed” Hedge Funds.  There is no assurance that any of the Hedge Funds will accept additional capital from the Fund.  Accordingly, the Fund might have to place some or all of any additional capital with new Hedge Funds.  The Fund’s success may depend, therefore, not only on the Hedge Funds the Adviser may currently have selected for the Fund and its ability to allocate the Fund’s assets successfully among those Hedge Funds but also on the Adviser’s ability to identify new Hedge Funds.

Use of Multiple Hedge Fund Managers.  The Hedge Fund Managers trade independently of each other and may place orders for the Fund that “compete” with each other for execution or that cause the Fund to establish positions that offset each other (in which case the Fund would indirectly incur commissions and fees without the potential for a trading profit).

Indemnification of Hedge Funds and Hedge Fund Managers.  The Fund may agree to indemnify certain of the Hedge Funds and the Hedge Fund Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions relating to the offer or sale of Shares.

Tandem Markets.  The Adviser’s approach is designed to achieve broad allocation of assets across global capital markets (equities, fixed income, commodities, foreign currencies, listed securities and over-the-counter instruments, across numerous markets worldwide) and thus limit the Fund’s exposure to any single market.  However, from time to time multiple markets can move in tandem against the Fund’s positions and the Fund can suffer substantial losses.

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Equity and Equity-Related Instruments.  Hedge Funds and the Fund may invest long and short in equities and equity-related instruments in their investment programs. Stocks, options and other equity-related instruments may be subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, equity-related instruments can involve significant economic leverage and may, in some cases, involve significant risk of loss. “Equity securities” may include common stocks, preferred stocks, interests in real estate investment trusts (“REITs”), convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures or limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks and other securities and instruments that an Investment Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The volatility of equity securities means that the value of an investment in the Fund may increase or decrease.  Certain types of equity securities, such as interests in Real Estate Investment Trusts or REITs, carry specific risks to which a Hedge Fund may be subject to the extent it invests in REITs.  Specifically, a Hedge Fund investing in REITs will be subject, in addition to securities market risks, to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that can destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a Hedge Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other funds generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments.  Another type of equity security with specific risks are those issued by companies within the energy or natural resources industries.   The production and marketing of commodities, energy and natural resources may be affected by actions and changes in governments. Securities of such companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets, as well as changes in demand due to international economic conditions. In addition, some such companies may also be subject to the risks of mining and oil drilling, and the risks of other hazards, such as fire, drought, and increased regulatory and environmental costs.

Fixed Income Securities.  Hedge Funds and the Fund may invest in fixed income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal bonds; and mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”). These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk). In addition, MBS and ABS may also be subject to call risk and extension risk. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans. In addition, substantial defaults on underlying mortgages or other assets may occur, and the risks of such defaults have increased due to recent and continuing economic turmoil.

Fixed Income Risk.  Certain types of fixed income securities and other credit instruments may be subject to heightened liquidity risk arising from the credit crisis beginning in 2007. Such investments include collateralized debt obligations (“CDOs”), high-yield bonds, debt issued in leveraged buyout transactions, mortgage and asset-backed securities, and short-term asset-backed commercial paper, which became very illiquid in the latter half of 2007, and certain investments have remained illiquid or relatively illiquid. General market uncertainty and consequent re-pricing of risk led to market imbalances between sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-

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related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions and the above factors may increase the level of difficulty encountered in valuing such securities and other credit instruments which could result in sudden and significant valuation increases or declines in the NAVs of the Fund.

High Yield Debt; Distressed Debt.  High yield bonds (commonly known as “junk bonds”), distressed debt instruments and other lower-rated (or similar but unrated) debt securities (collectively referred to here as “high yield debt”) in which Hedge Funds and the Fund may invest will typically be junior to the obligations of companies to senior creditors, trade creditors and employees. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic, financial, competitive, regulatory or other conditions may impair the ability of the issuer to make payments of principal and interest. High yield debt securities have historically experienced greater default rates than investment grade securities. The ability of holders of high yield debt to influence a company’s affairs, especially during periods of financial distress or following insolvency, will be substantially less than that of senior creditors.

Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of high-yield debt securities to make principal and interests payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of high-yield debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities, and thus less liquid because, among other reasons, certain investors, due to their investment mandates, are precluded from owning such securities.

As with other investments, there may not be a liquid market for certain high yield debt, which could result in a Hedge Fund being unable to sell such securities for an extended period of time, if at all. In addition, as with other types of investments, the market for high yield debt has historically been subject to disruptions that have caused substantial volatility in the prices of such securities. Consolidation as well as turbulence in the financial services industry has resulted in there being fewer market makers for high yield debt, which may result in further risk of illiquidity and volatility with respect to high yield debt, and this trend may continue in the future.

Small and Mid-Capitalization Companies.  Hedge Funds and the Fund may invest in securities of small capitalization companies, mid-capitalization companies and recently organized companies and, conversely, the Hedge Funds may establish significant short positions in such securities. Historically, such securities, and particularly securities of smaller capitalization companies, have been more volatile in price than those of larger capitalized, more established companies. Many of the risks apply equally to mid-capitalization companies, and such companies are included in the term “small capitalization companies” for the purposes of this risk factor. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Hedge Funds or entities in which the Hedge Funds invest may be required to dispose of such securities or cover a short position over a longer (and potentially less favorable) period of time than is required to dispose of or cover a short position with respect to the securities of larger, more established companies. Investments in small capitalization companies may also be more difficult to value than other types of securities because of the foregoing considerations as well as lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.

Additionally, transaction costs for these types of investments can be higher than those of larger capitalization companies.

Money Market and Other Liquid Investments.  Hedge Funds may invest, for defensive purposes or otherwise, some or all of their assets in fixed income securities, money market instruments, and money market mutual funds, or hold cash or cash

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equivalents in such amounts as their Hedge Fund Managers deem appropriate under the circumstances. From time to time, the Fund also may invest in these instruments. Money market instruments are short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Exchange Traded Funds.  The Hedge Funds and the Fund may purchase and sell shares of exchange traded funds (“ETFs”), which are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market or to hedge other investments. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs also have management fees that increase their costs. As a shareholder of an ETF directly, the Fund would bear its pro rata portion of the ETF’s expenses, including advisory fees. Similarly, a Hedge Fund investing in ETFs also would bear its pro rata portion of the ETF’s expenses, including advisory fees, which the Fund indirectly would bear by investing in the Hedge Fund. These expenses would be in addition to the fees and other expenses that the Fund or Hedge Fund bears directly in connection with its own operations.

Managed Accounts.  In the future, in the event the Fund is permitted, consistent with the 1940 Act, to invest in certain pooled investment vehicles organized in offshore locations such as the Cayman Islands and Bermuda, with independent boards and managed by investment advisers that are not affiliated with the Adviser (the “Managed Accounts”), the risks of owning Managed Accounts generally would reflect the risks of owning the underlying securities invested in the Managed Account.  Managed Accounts potentially could have Adviser-affiliated investors other than the Fund.  If such other investors were to redeem their investments, such redemptions could negatively impact the value of the Managed Accounts, or the Fund could be left with less liquid interests in such Managed Accounts.  The Fund may bear additional expenses for investing in Managed Accounts, in the event the Fund is able to so invest, through a risk fee paid to the Adviser or one of its affiliates.  These expenses would be in addition to the fees and other expenses that the Fund or Hedge Fund bears directly in connection with its own operations.  See “The Fund – Managed Accounts.”

Purchasing Securities in Initial Public Offerings.  Hedge Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited or no operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Hedge Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income.

Short Sales.  A Hedge Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its Hedge Fund Manager believes possess volatility characteristics similar to those being hedged. A Hedge Fund may also use short sales for non-hedging purposes to pursue its investment objectives if, in the Hedge Fund Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on a Hedge Fund’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover a Hedge Fund’s short position will be available for purchase.

A Hedge Fund may make “short sales against-the-box,” in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If a Hedge Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. A Hedge Fund will incur transaction costs, including interest expenses, in connection with initiating, maintaining and closing-out short sales against-the-box.

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In response to turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. Various international regulatory bodies, including the United Kingdom’s Financial Services Authority, also promulgated restrictions on short selling. The SEC’s ban on short selling of such stocks has since expired, but they have adopted a short selling rule in its place that limits short sales under certain circumstances.  Current and potential future restrictions may adversely affect the ability of Hedge Funds to execute their investment strategies generally.

Long-Short Equity Risk.  Hedge Funds selected by the Fund typically manage portfolios of both long and short positions in equity securities. The success of such Hedge Fund Managers depends largely on their ability to identify mispriced stocks. Individual Hedge Funds may incorrectly size their positions despite position and risk limits. Excessively large positions may reduce portfolio diversification and could result in significant losses for such Hedge Funds to the extent that such positions decrease in value. Long-short equity Hedge Fund Managers rely upon market liquidity to manage their portfolio risk. Illiquidity, particularly in a market exhibiting either an up or down trend, could result in significant losses. Moreover, despite carrying both long and short equity positions in their portfolios, long-short equity Hedge Fund Managers typically maintain some overall level of long or short exposure to the equity markets and are susceptible to significant price moves in equities.

Corporate Event Risks.  Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Similarly, substantial risks are involved in investments in companies facing negative publicity or uncertain litigation. Thus, there can be no assurance that any expected transaction will take place, that negative publicity will not continue to affect a company or that litigation will be resolved in a company’s favor. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the Hedge Funds or that the Hedge Funds will not incur substantial losses.

Issuer Risks.  The issuers of securities acquired by Hedge Funds will sometimes involve a high degree of business and financial risk. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

Issuers of securities acquired by Hedge Funds may be highly leveraged.  Leverage may have important adverse consequences to these companies and a Hedge Fund as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.  In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

Strategy Risk.  The Fund is subject to strategy risk.  Strategy risk is associated with the failure or deterioration of an entire strategy (such that most or all Hedge Fund Managers in the strategy suffer significant losses).  Strategy specific losses can result from excessive concentration by multiple Hedge Fund Managers in the same investment or broad events that adversely affect particular strategies (e.g., illiquidity within a given market).  Many of the strategies employed by the Fund and Hedge Funds are speculative and involve substantial risk of loss.

Other Accounts of Hedge Fund Managers.  The Hedge Fund Managers may manage other accounts (including other accounts in which the Hedge Fund Managers may have an interest) which, together with accounts already being managed, could increase the level of competition for the same trades the Fund might otherwise make, including the priorities of order entry.  This could make it difficult or impossible to take or liquidate a position in a particular security or futures contract at a price indicated by a Hedge Fund Manager’s strategy.  The Hedge Fund Managers and their principals, in managing funds other than those of the Fund, may employ trading methods, policies, and strategies that differ from those under which the Fund operates.  Therefore, the results of the Fund’s trading may differ from those of the other accounts traded by the Hedge Fund Managers.

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Limited Information Regarding Hedge Fund Managers.  Although the Adviser receives detailed information from each Hedge Fund Manager regarding the Hedge Fund Manager’s historical performance and investment strategy, the Adviser often is not given access to information regarding the actual investments made by the Hedge Fund Managers.  At any given time, the Adviser may not know the composition of Hedge Fund Manager portfolios with respect to the degree of hedged or directional positions, the extent of concentration risk or exposure to specific markets.  In addition, the Adviser may not learn of significant structural changes, such as personnel, manager withdrawals or capital growth, until after the fact.

Past Performance; Trading Method Changes.  There can be no assurance that any trading strategies will produce profitable results and the past performance of a Hedge Fund Manager’s trading strategies is not necessarily indicative of its future profitability.  Furthermore, Hedge Fund Managers’ trading methods are dynamic and change over time, thus a Hedge Fund Manager will not always use the same trading method in the future that was used to compile past performance histories.

Litigation and Enforcement Risk.  There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with Hedge Fund assets, falsely reporting Hedge Fund values and performance, and other violations of the securities laws.  Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties.  Investigations and enforcement proceedings are ongoing and it is possible that the Hedge Fund Managers may be charged with involvement in such violations.  If that were the case, the performance records of the Hedge Fund Managers would be misleading.  Furthermore, if the entity in which the Fund invested engaged in such violations, the Fund could be exposed to losses.  Hedge Fund Managers might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation or attempt to gain control of a company.  Under such circumstances, the Fund conceivably could be named as a defendant in a lawsuit or regulatory action.

Trading Suspensions.  Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges.  A suspension could render it impossible for a Hedge Fund Manager to liquidate positions and thereby expose the Fund to losses.

Non-U.S. Securities.  The Fund may invest in the securities of foreign investment funds or other foreign securities.  In addition, Hedge Funds may invest in the securities of foreign companies.  Investments in foreign securities face specific risks in addition to the risks intrinsic to the particular types of instruments.  These specific risks include: unfavorable changes in currency rates and exchange control regulations; restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital invested abroad; reduced availability of information regarding foreign companies; accounting, auditing and financial standards that are different from and reporting standards and requirements that may be less stringent than standards and requirements applicable to U.S. companies; reduced liquidity as a result of inadequate trading volume and government-imposed trading restrictions; the difficulty in obtaining or enforcing a judgment abroad; increased market risk due to regional economic and political instability; increased brokerage commissions and custody fees; securities markets which potentially are subject to a lesser degree of supervision and regulation by competent authorities; foreign withholding taxes; the threat of nationalization and expropriation; and an increased potential for corrupt business practices in certain foreign countries.  These risks may be higher for investments in emerging markets.

Emerging Markets Risk.  Hedge Funds may invest in securities of companies based in emerging markets or issued by the governments of such countries. Securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization or expropriation, may be heightened. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by Hedge Funds. Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets and placing securities with a custodian or broker-dealer in an emerging country may also present considerable risks. The small size of securities markets in such countries and the low volume of trading may result in a lack of liquidity and in substantially greater price volatility. Many emerging market countries have experienced substantial, and in some periods extremely high rates of, inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations and fluctuations in the rate of exchange between currencies and costs associated with currency conversion have had and may continue to have negative effects on the economies and securities markets of certain

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emerging market countries. In addition, accounting and financial reporting standards that prevail in certain emerging market countries are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in such countries.

Foreign Currency Transaction and Exchange Rate Risk.  Hedge Funds and the Fund may invest in equity and equity-related securities denominated in foreign currencies and in other financial instruments, the price of which is determined with reference to such currencies. Hedge Funds may engage in foreign currency transactions for a variety of purposes, including to “lock in” the U.S. dollar price of the security, between the trade and the settlement dates, the value of a security a Hedge Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Hedge Fund already owns. The Hedge Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns. The Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of a Hedge Fund’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized by Hedge Funds to hedge against currency fluctuations, but the Hedge Funds are not required to utilize such techniques, and there can be no assurance that such hedging transactions will be available or, even if undertaken, effective.

Turnover Rate.  Some of the investment strategies employed by the Fund may require a very high volume of trading.  Therefore, turnover and brokerage commissions may be greater than for other investment entities of similar size.  In addition, high turnover rate may have adverse federal and state income tax consequences for Shareholders.

Performance Fees.  Hedge Fund Managers compensated with performance fees may tend to incur more risk than those who receive fixed fees.  Generally, the Hedge Fund Managers’ compensation is determined separately for each year or shorter period; whenever possible, agreements are obtained to carry forward losses to subsequent years in determining the fee for such years.  Such fee arrangements may give the Hedge Fund Managers incentives to make purchases for the account or fund that are unduly risky or speculative.  Also, incentive fees may be paid to Hedge Fund Managers who show net profits, even though Fund, as a whole, may incur a net loss.

Structured Investments.  The Fund may purchase or enter into structured investments, including structured notes linked to Hedge Fund performance and swaps or other contracts paying a return equal to the total return achieved by a Hedge Fund.  Such investments may have the effect of magnifying the Fund’s investment in and risk exposure to a particular Hedge Fund.  The values of structured investments depend largely upon price movements in the underlying investment vehicles to which such structured investments are linked.  Therefore, many of the risks applicable to investing directly with Hedge Funds are also applicable to the structured investments.  However, structured investments also expose the Fund to the credit risk of the parties with which it deals.  Non-performance by counterparties of the obligations or contracts underlying the structured investments could expose the Fund to losses, whether or not the transaction itself was profitable.  Structured investments may expose the Fund to additional liquidity risks as there may not be a liquid market within which to close or dispose of outstanding obligations or contracts.

Delay in Use of Proceeds.  Although the Fund currently intends to invest the proceeds of any sales of Shares as soon as practicable after the receipt of such proceeds, such investment of proceeds may be delayed if suitable investments are unavailable at the time or for other reasons.  As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments, or other securities pending their investment in Hedge Funds.  Such other investments may be less advantageous, and, as a result, the Fund may not achieve its investment objectives.

Special Tax Risks.  Special tax risks are associated with an investment in the Fund.  The Fund has elected to, and intends to meet the requirements necessary to, qualify as a “regulated investment company” or “RIC” under Subchapter M of the code.  As such, a Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.  If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  The Fund may try to acquire additional interests in Hedge Funds to come into compliance with the asset diversification test.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the fund to pursue because the Fund may redeem its interest in a Hedge Fund only at certain times specified by the Hedge Fund’s governing documents.  While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from a Hedge Fund referred to above may limit utilization of this cure period.  If the fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable

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income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of a Fund’s current and accumulated earnings and profits.  Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.  See “Taxes.”

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability.  The Fund will distribute substantially all of its net investment income and gains, if any, to Shareholders.  These distributions are taxable as ordinary income or capital gains to the Shareholders.  Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.  The Fund will inform Shareholders of the amount and character of its distributions to Shareholders.  See “Taxes” below for more information.  If the Fund distributes in a calendar year less than an amount equal to the sum of 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the initial period ending October 31, 2010 and the twelve-month period ending October 31 of subsequent years, plus any such amounts that were not distributed in previous calendar years, then the Fund will be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts.  In addition, the Fund invests in Hedge Funds located outside the U.S.  Such Hedge Funds may be subject to withholding tax on their investments in other jurisdictions.  Any such withholding tax would reduce the return on the Fund’s investment in such Hedge Funds and thus on the Shareholders’ investment in the Fund.  See “Taxes.”

ERISA Matters.  Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Internal Revenue Code of 1986, as amended the (“Code”), ERISA, or both, which may be relevant to a decision as to whether such an investor should invest in the Fund.  There may, for example, be issues as to whether such an investment is “prudent” or whether it results in “prohibited transactions.” Legal counsel should be consulted by such an investor before investing in the Fund.

Custody Risk.  Custody of the Fund’s assets is held in accordance with the requirements of the 1940 Act and the rules thereunder.  However, the Hedge Funds are not required to, and may not, hold custody of their assets in accordance with those requirements.  As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Hedge Funds have placed their assets could impair the operational capabilities or the capital position of the Hedge Funds and may, in turn, have an adverse impact on the Fund.

Estimates.  The Fund has no ability to assess the accuracy of the valuations received from the Hedge Fund Managers with which the Fund invests.  Furthermore, the net asset values received by the Fund from such Hedge Fund Managers are typically estimates only and, unless materially different from actual values, are generally not subject to revision.  Revisions in financial statements provided by Hedge Fund Managers may require the Fund’s financial statements to be revised.  See “Calculation of Net Asset Value.”

Potential Conflicts of Interest.  The Adviser and its affiliates, as well as many of the Hedge Fund Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund and the Hedge Funds they manage.  In addition, investment professionals associated with the Adviser or Hedge Fund Managers may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Adviser and its affiliates, “Other Accounts”).  The Fund and Hedge Funds have no interest in these activities.  As a result of the foregoing, the Adviser and Hedge Fund Managers are engaged in substantial activities other than on behalf of the Fund and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts.

There may be circumstances under which the Adviser or a Hedge Fund Manager will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s or a Hedge Fund’s assets they commit to such investment.  There also may be circumstances under which the Adviser or a Hedge Fund Manager purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for the Fund or a Hedge Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts.  However, it is the policy of the Adviser, and generally also the policy of the Hedge Fund Managers, that: investment decisions for the Fund, investment accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage; and investment transactions and opportunities be fairly allocated among their clients, including the Fund

Man Long Short Fund Prospectus

and Hedge Funds.  Therefore, there may be situations where the Adviser does not invest the Fund’s assets in certain Hedge Funds in which Other Accounts may invest or in which the Fund may otherwise invest.

The Adviser, Hedge Fund Managers, and their respective affiliates may have interests in Other Accounts they manage that differ from their interests in the Fund and Hedge Funds and may manage such accounts on terms that are more favorable to them (e.g., may receive higher fees or performance allocations) than the terms on which they manage the Fund or Hedge Funds.  In addition, the Adviser and Hedge Fund Managers may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees and incentive allocations to which the Fund is subject.

The Hedge Fund Managers are unaffiliated with the Adviser, and the Adviser has no control over such managers and no ability to detect, prevent or protect the Fund from their misconduct or bad judgment.  Such managers may be subject to conflicts of interest due to Hedge Fund incentive fees, which may cause a manager to favor hedge fund clients over other clients.  In addition, such Managers may use conflicting buying and selling strategies for different accounts under their management.  Lack of disclosure relating to the payment of fees and provision of services by prime brokers to hedge funds also may mask conflicts.

Limits of Risk Disclosures

The above discussion covers key risks associated with the Fund and the Shares, but is not, nor is it intended to be, a complete enumeration or explanation of all risks possibly involved in an investment in the Fund.  Prospective investors should read this entire Prospectus and the Declaration of Trust and consult with their own advisors before deciding whether to invest in the Fund.  An investment in the Fund should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the economic risk of the investment.

In addition, as the Fund’s investment program develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus.  The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information provided herein.

The Fund

The Fund, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a statutory trust under the laws of Delaware on May 25, 2010.

The Fund’s principal office is located at the Adviser’s offices at 123 N. Wacker Drive, 28th Floor, Chicago, Illinois 60606.  The Adviser’s telephone number is 312-881-6500. Investment advisory services are provided to the Fund by the Adviser, Man Investments (USA) LLC, (formerly named Glenwood Capital Investments, L.L.C.) a limited liability company organized under Illinois law and an indirect subsidiary of Man Group plc, pursuant to an investment advisory agreement approved by the Fund’s Board of Trustees (the “Advisory Agreement”).  Responsibility for monitoring and overseeing the Fund’s management, operation and investment program is vested in the individuals who serve on the Board. See “Board of Trustees” in the SAI. The Board has delegated to the Adviser its rights and powers to the extent necessary for the Fund’s Board to carry out its oversight obligations as may be required by the 1940 Act, state law, or other applicable laws or regulations.

Structure

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end investment company.  Private investment funds, such as hedge funds, are commingled investment pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors.  The general partners or investment advisers of these funds, which are typically structured as limited partnerships or limited liability companies, are usually compensated through asset-based fees and incentive-based allocations.  Registered closed-end investment companies are typically organized as corporations, business trusts, limited liability companies or limited partnerships that generally are managed more conservatively than most private investment funds.  These registered companies impose relatively modest

Man Long Short Fund Prospectus

minimum investment requirements, and publicly offer their shares to a broad range of investors.  The advisers to registered closed-end investment companies are typically compensated through asset-based (but not incentive-based) fees.

The Fund is similar to a private investment fund in that it is actively managed and Shares are sold to Eligible Investors (primarily high net worth individual and institutional investors, as defined below, subject to applicable requirements).  In addition, the Hedge Fund Managers of the Hedge Funds typically are entitled to receive incentive-based compensation.  Unlike many private investment funds, however, the Fund, as a registered closed-end investment company, can offer Shares without limiting the number of Eligible Investors that can participate in its investment program and may publicly promote the sale of Shares.  The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of investors and the manner of offering faced by many of those funds.

Managed Accounts

In the future, to the extent the Fund is permitted, under the 1940 Act, to invest in Managed Accounts, which are pooled investment vehicles organized in offshore locations, such as the Cayman Islands and Bermuda, with independent boards and managed by investment advisers that are not affiliated with the Adviser.  The Adviser believes that investments in these Managed Accounts may permit greater transparency and liquidity to the Fund than investments in Hedge Funds.  If the Fund is able to so invest in Managed Accounts, the Managed Accounts may have Adviser-affiliated investors other than the Fund.  The Fund will not be charged a management or advisory fee at the Managed Accounts level.  However, the Adviser or its affiliate may charge the Fund a risk-management fee for managing the Fund’s investment in any such Managed Account.

Use of Proceeds

The Adviser anticipates that the proceeds to the Fund will be fully invested in accordance with the Fund’s investment objectives and policies as soon as practicable after receipt but, in no event, under normal market conditions, later than three months following receipt.  There are a number of factors that might cause a delay in the investment of Fund proceeds, including but not limited to, a lack of or a limited number of attractive investment opportunities and delays of the closing dates of Hedge Funds to which the Fund has subscribed or plans to subscribe.  Significant delays that hinder the ability of the Adviser to invest the Fund’s assets could have an adverse effect on the Fund’s performance.

Investment Program

Investment Objective and Principal Strategies

Investment Objective

The Fund’s investment objective is to seek to capture a proportion of upside in rising equity markets while moderating downside in market downturns over a full market cycle, by investing across long-short equity strategies.  The Fund invests substantially all of its assets in Hedge Funds which are pooled investment vehicles globally in long-short equity strategies including: net long, variable equity, market neutral and dedicated short-selling.  Each Hedge Fund is managed by a Hedge Fund Manager.

Long-short equity Hedge Fund Managers may rely upon specific regional or industry expertise to identify investment opportunities. Industry-focused Hedge Fund Managers may, for example, focus on specific industry sectors such as technology, health care and financials.  Hedge Fund Managers’ geographic focus may be as broad as global, U.S., Europe or Asia, or as narrow as a specific country such as Japan. Additionally, long-short equity Hedge Fund Managers may be value-oriented, growth-oriented or opportunistic.

The Fund may also invest its net assets plus any borrowings opportunistically in cash, cash equivalents, and high-quality debt instruments, and it may also employ derivative strategies for hedging purposes.

Man Long Short Fund Prospectus

Except as otherwise stated in this Prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed at the discretion of the Board.  The Fund’s fundamental investment policies are listed in the SAI.

Investment Strategies

The following general descriptions summarize certain long-short equity investment strategies that may be pursued by Hedge Funds selected by the Adviser for the Fund.  These descriptions are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods that may be used by the Hedge Fund Managers.

Net Long.  As a general rule, long biased Hedge Fund Managers usually maintain a net long exposure but may vary net and gross exposures (i.e., the relative size of long and short exposures) within a predefined range or ratio. The Adviser believes that the fairly consistent levels of net long exposure generally maintained by long biased Hedge Fund Managers may add value from a portfolio construction perspective.

Variable Equity. Variable equity Hedge Fund Managers actively manage gross and net investment exposures to reflect the relative risk/reward outlook for their respective opportunity set.  Hedge Fund Managers may employ one or a combination of trading approaches focusing on, but not limited to:  geographic focus, sector specialty, large or small cap focused, fundamental or trading oriented, short term or long term and bottom up stock picking or thematic investing.  A distinguishing characteristic of these managers is their active management of both gross and net investment exposures during periods characterized by changing risk/reward outlooks.

Market Neutral. Market neutral Hedge Fund Managers may vary gross investment exposures  but usually this is done with fairly limited net exposure.  Market neutral Hedge Fund Managers look to reduce or eliminate market directional risk and generate returns through security selection.  They may have sector tilts (i.e., long telecommunications, short industrials, etc.) or may be sector-neutral as well.

Short-sellers.  As a general rule, short-selling Hedge Fund Managers usually maintain a net short investment exposure but may vary net and gross exposures to short positions.  The Adviser believes that the fairly consistent levels of net short exposure maintained by short-selling Hedge Fund Managers may add value to a long only, long biased, or hedged  portfolio from a portfolio construction perspective.

Investment Process

The Adviser is responsible for the allocation of assets to various Hedge Funds, subject to policies adopted by the Board.

The Adviser’s Investment Process comprises three main functions:  Investment Selection, Portfolio Construction and Management and Risk Management/ Quantitative Analysis.  A governance structure within Man, the “Manager Board,” has been established to oversee the process, ensure accountability to individuals and functions and manage proper adherence to the process outlined below.

Investment Selection

The Adviser intends to manage the Fund from a ‘bottom-up’ and ‘top-down’ perspective by focusing on the selection of and allocation to Hedge Funds, and the construction of a portfolio that aims to accomplish the investment objective described above. The Adviser’s “Hedge Fund Research” team is responsible for sourcing, screening and performing due diligence on long-short equity Hedge Funds.  Hedge Fund Managers that satisfy the Adviser’s due diligence process team may be considered for inclusion in the Fund.

The overall due diligence process consists of both quantitative and qualitative assessments.  Some examples of assessments include, but are not limited, to soundness of the investment strategy, performance sustainability, Hedge Fund Manager alpha generation, past performance history, risk management practices, interest alignment and peer group comparables.  All potential investments are incrementally scrutinized and checked against various selection criteria.  With each step of the due diligence process, the purpose is to acquire additional insight into each prospective investment and eliminate from consideration those that do not meet the selection criteria. The “Risk Management” team conducts its own independent analysis concurrently with the due diligence process, as discussed below.

Man Long Short Fund Prospectus

Upon completion of due diligence, the Hedge Fund Research team sends a proposal containing the cross-functional Hedge Fund Manager assessments to Man’s “Manager Board,” as described below, for review. This proposal incorporates an independent assessment of the manager by the “Risk Management” team. If the result of this review is an approval, the Hedge Fund Manager is placed on the approved Hedge Fund Manager list and may be allocated Fund assets by the Adviser.  The head of Risk Management may veto an approval within the veto criteria.

Once a Hedge Fund Manager is approved, its continued quality is monitored through ongoing investment due diligence conducted by Hedge Fund Research and risk management/ operational due diligence processes conducted by the Risk Management teams, and the Adviser’s investment conviction is consistently revisited.

Portfolio Construction and Management

The Fund will be managed by a Portfolio Manager, who may be a “Portfolio Manager”, “Deputy Portfolio Manager”, and/or a “Back-up Portfolio Manager” (each a “PM”).

The Fund’s portfolio will initially comprise 28 long-short Hedge Fund Managers actively pursuing long-short strategies across markets in four geographical areas: the United States; Europe; Asia; and the Emerging Markets.

As part of the “top-down” portfolio construction process, the Portfolio Manager will seek to deploy investment capital to Hedge Fund managers in accordance with the following geographical asset allocation bands:

United States: 20-60%

Europe: 15-45%

Asia: 15-45%

Emerging Markets: 0-30%

Factors influencing the Portfolio Manager’s geographical asset allocation include overall optimization of the Fund’s risk-adjusted return profile, tactical investment views on appropriate risk allocations to the four geographical market areas and to more balanced, active or thematic trading styles, and other risk factors. Where an individual Hedge Fund manager’s strategy ranges across more than one geography, the manager will be classified according to that manager’s domicile and the Portfolio Manager’s view of that manager’s area of primary competence.

The geographical weightings of the Initial Portfolio are set out in the Appendix.

In addition to seeking to manage the Fund within the geographical asset allocation bands described above, on a regular basis the Fund may be rebalanced, whereby it is reviewed and Hedge Fund Manager allocations are potentially changed at the discretion of the PMs.  In making rebalancing decisions, the PMs will consider the underlying Hedge Fund’s exposure to market, credit and liquidity risk and may attempt to mitigate such risks on an overall portfolio basis.  The PMs will periodically adjust allocations among Hedge Fund Managers for any number of reasons including, but not limited to: deterioration in a Hedge Fund Manager’s performance relative to its peer group; a change in a Hedge Fund Manager’s investment strategy; and changes in circumstance with respect to a Hedge Fund Manager’s operations, such as the departure of key personnel.

Except as otherwise stated in this Prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed at the discretion of the Board.  The Fund’s fundamental investment policies are listed in the SAI.

Independent Risk Management Team

The Adviser’s Risk Management team is embedded throughout the investment process and provides independent analysis at the investment, operational, product and portfolio level.  Risk Management also operates as an independent function from the investment process which fosters an active culture of challenge between risk management and investment management.

Man Long Short Fund Prospectus

In the investment selection process the Risk Management team is involved in a detailed assessment of Hedge Fund Managers.  Risk analysts work alongside the Hedge Fund Research team to review Hedge Fund Managers from an independent perspective.  At any point in the process the head of Risk Management has the ability to veto a Hedge Fund Manager based on justifiable and pre-defined criteria.

Post-investment, Risk Management monitors operational risks relating to the Hedge Fund Managers as part of the ongoing due diligence process.  This involves but is not limited to identifying changes in a Hedge Fund Manager’s strategy or discipline, deviations from established guidelines, or a significant change in a Hedge Fund Manager’s circumstances (e.g., changes in assets under management or portfolio management personnel).  Strategy risks are also monitored to obtain early warnings of style drift or performance deterioration.

Investment Policies

The Fund’s allocation program is intended to permit upside performance potential under a wide range of market conditions while attempting to minimize downside performance.  Although some investment strategies used by individual Hedge Funds and Hedge Fund Managers involve a high degree of risk, the Adviser believes that the Fund’s allocation to a diversified portfolio of Hedge Fund Managers and strategies may reduce the overall risk associated with investments in the Hedge Funds.

The Fund offers Eligible Investors the following potential advantages:

•	Spreading of risk across a number of Hedge Fund Managers, Hedge Funds and markets.

•	Professional selection and evaluation of investments and Hedge Fund Managers. The principals of the Adviser have extensive experience in applying multi-manager investment approaches.

•	Ability to invest with Hedge Fund Managers whose minimum account size is higher than most individual investors would be willing or able to commit.

•	Limited liability.

•	Administrative convenience.

Direct Investments

The Fund may from time to time make or hold certain direct investments which, while not anticipated to represent a substantial portion of the Fund’s assets, could at times be significant.  These investments may be made for hedging of certain investment risks or due to circumstances such as investments being received in-kind through a redemption from an underlying Hedge Fund paid in-kind, as in-kind distributions or under other similar circumstances.

Borrowing and Use of Leverage

The Fund may engage in short-term borrowing from a credit line or other credit facility in order to meet redemption requests, for bridge financing of investments in Hedge Funds, or for cash management purposes.  In effecting the Fund’s investment strategies, the Fund does not intend to leverage its investments with Hedge Fund Managers, however, it may do so in the future. Any such borrowings are not expected to exceed 20% of gross assets.  The Fund may choose to engage in such leveraging of its investments if the Adviser believes it can generate greater returns on such borrowed funds than the cost of borrowing.  However, there is no assurance that returns from borrowed funds would exceed interest expense. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Hedge Funds are not subject to this requirement. Certain short-term borrowings under the 1940 Act are not considered the use of investment leverage, and are subject to the above asset coverage requirement.  The Fund may be required to pledge assets when borrowing, which in the event of an uncured default, could affect the Fund’s operations, including preventing the Fund from conducting a repurchase of its interests.  In addition, the terms of any borrowing may impose certain investment restrictions on the Fund.

Man Long Short Fund Prospectus

Many Hedge Fund Managers also use leverage in their investment activities through purchasing securities on margin and through selling securities short.  Hedge Fund Managers also may use leverage by entering into total return swaps or other derivative contracts as well as repurchase agreements whereby the Hedge Fund Manager effectively borrows funds on a secured basis by “selling” portfolio securities to a financial institution for cash and agreeing to “repurchase” such securities at a specified future date for the sales price paid plus interest at a negotiated rate.  Certain Hedge Fund Managers also trade futures, which generally involves greater leverage than other investment activities due to the low margin requirements associated with futures trading.  See “Risk Factors — Use of Leverage” and “Investment Program — Investment Strategies – Relative Value.”

Tax Code Compliance

The Fund has elected, and intends to qualify, to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC under the Code, a Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (A) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of: (1) any one issuer; (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; or (3) any one or more “qualified publicly traded partnerships.”

Subchapter M imposes strict requirements for the diversification of a RIC’s investments, the nature of a RIC’s income and a RIC’s distribution and timely reporting of income and gains.  In order to satisfy these requirements, the Fund generally will invest its assets in Hedge Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as PFICs.  See “Taxes.”

Management of the Fund

General

The Board provides broad oversight over the operations and affairs of the Fund.  A majority of the Board is comprised of persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”).  See “SAI.”

The Investment Adviser

Man Investments (USA) LLC, formerly Glenwood Capital Investments, L.L.C., an Illinois limited liability company, is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is the Fund’s Adviser.  The Adviser is also registered with the CFTC as a commodity pool operator and commodity trading advisor and is a member of the NFA.

The Adviser, which was founded through a predecessor firm in 1987, in conjunction with its participating affiliates (collectively comprising the multi-manager business of Man Group plc), as defined below, manages approximately $39.4 billion, as of March 31, 2010, on a discretionary and non-discretionary basis, for both private clients and large institutional investors around the world.  Since October 2000, the Adviser has been a wholly owned subsidiary of Man Group plc, a company listed on the London Stock Exchange (EMG) and a constituent of the FTSE 100 index of leading UK stocks.  Man Group plc is a global provider of alternative investment products and solutions for private and institutional investors worldwide.  Man Group plc employs approximately 1,600 people in 13 countries, with key centers in London and Pfaeffikon, Switzerland, and offices in Chicago, Dubai, Hong Kong, Montevideo, Nassau, New York, Singapore, Sydney, Tokyo and Toronto. In rendering investment management services, the Adviser expects to use the resources of certain affiliates of the Adviser. Such affiliates have entered into a memorandum of understanding with the Adviser pursuant to which they are considered “Participating Affiliates” of the Adviser as that term is used in relief granted by the staff of the

Man Long Short Fund Prospectus

SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

The Adviser is responsible for the day-to-day management of the Fund and for the allocation of the Fund’s assets to various Hedge Funds, subject to policies adopted by the Board.  The Adviser’s portfolio managers will devote such time to the ongoing operations of the Fund as they deem advisable in order to implement and monitor the Fund’s investment program.

Adviser’s Management Board, Product & Portfolio Board and Asset Allocation Board

The personnel of the Adviser who have primary responsibility for management of the Fund, including the selection of Hedge Fund Managers and the allocation of the Fund’s assets among the Hedge Fund Managers, are:

Robin Lowe.   Mr. Lowe is Head of the Equities Style team within Hedge Fund Research of Man Investments and is also a member of the Manager Board.  Mr. Lowe is based in New York City, New York, USA.  Prior to his current responsibilities, Mr. Lowe headed the Equity Hedge team for the U.S. and Europe, also within Man’s Hedge Fund Research.  Before this, Mr. Lowe headed RMF Investment Management’s Equity Hedge team for the U.S. and Europe.  Mr. Lowe is the portfolio manager for other private funds.  Prior to joining RMF in 2005, Mr. Lowe was with Lehman Brothers in London and New York as a senior member of the Hedge Fund and Institutional Equity Sales & Trading team from 1995 to 2005.  Mr. Lowe holds a BSc (Hons) from the University of Bristol and is a CAIA (Chartered Alternative Investment Analyst) charterholder.

Art Holly.  Mr. Holly is Head of Portfolio Management (North America) for Man Investments’ multi-manager business, and is based in New York City, New York, USA.  Mr. Holly is a member of the Hedge Fund Asset Allocation Board and the Product & Portfolio Board.  Prior to his current responsibilities, Mr. Holly was Head of Portfolio Management of RMF Investment Management (USA) Corp. He was responsible for the oversight of the U.S. portfolios and business development. Before joining RMF in 2008, Mr. Holly was Director of the Hedge Fund Development and Management Group at Merrill Lynch, where he created and managed an event driven portfolio of hedge funds, sourced potential managers, negotiated terms with fund managers and conducted due diligence.

From 1999 to 2001, Mr. Holly was portfolio manager and Head Event Driven trader at Banc of America Securities, where he co-managed a USD 400 million event driven proprietary portfolio.  Previously, Mr. Holly was a partner at Athena Securities, where he co-managed an event driven hedge fund and was responsible for risk management and trading of the entire portfolio.  Mr. Holly started his career as a proprietary trader at UBS and at T.C. Management Partners. Mr. Holly holds a B.S. in finance & economics from Villanova University in Pennsylvania.

Included in the SAI is information regarding the individuals listed above, including the structure and method by which they are compensated, and other accounts they manage.  None of the individuals listed above owns securities in the Fund.

Administration, Transfer Agent and Custodian Fees

[________(“___”) acts as the Fund’s fund accounting agent, transfer agent, and registrar.  Under the terms of the administration agreement with the Fund, ___ also provides certain administrative services to the Fund, including, among others:  providing support services and personnel as necessary to provide such services to the Fund; handling Shareholder inquiries regarding the Fund, including but not limited to basic questions concerning their investments in the Fund; preparing or assisting in the preparation of various reports, assisting in the communications and regulatory filings (including tender offer filings) of the Fund; assisting in the review of investor applications; monitoring the Fund’s compliance with federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing  meetings of the Board and meetings of Shareholders and preparing related materials; and maintaining and preserving certain books and records of the Fund.  The principal business address of [____] is __________________.]  [In consideration for these administrative services and for fund accounting, transfer agent and registrar services provided to the Fund, the Fund pays ___ a [quarterly] Administration Fee computed at an annual rate of [__]%, subject to certain minimum fees, of the aggregate value of outstanding Shares determined as of the last day of each calendar month (before any repurchases of Shares).]  [The Administration Fee is charged to all Share classes.]

Man Long Short Fund Prospectus

[___] also serves as the Fund’s custodian.  Pursuant to a custodian agreement, [___] maintains custody of the Fund’s assets.  [___]’s compensation for its role as the Fund’s custodian is included in the Administration Fee, but [___] may charge the Fund for transaction related costs and is entitled to reimbursement of certain expenses.]

Investor Distribution and Servicing Arrangements

Under the terms of the Investor Distribution and Servicing Agreements between the Fund and the Distributor, the Distributor is authorized to retain Investor Service Providers that are broker-dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders purchasing Class A Shares and Class B Shares that are their customers.  These services include, but are not limited to, handling Shareholder inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Shareholders and the Fund; assisting in the establishment and maintenance of Shareholder accounts with the Fund; assisting in the maintenance of Fund records containing Shareholder information; and providing such other information and Shareholder liaison services as the Fund or the Distributor may reasonably request.

Pursuant to the Class A Investor Distribution and Servicing Agreement, Class A Shares are not subject to any Investor Distribution and Servicing Fee.

Under the Class B Investor Distribution and Servicing Agreement, the Fund pays the Investor Distribution and Servicing Fee, which is a quarterly fee computed at the annual rate of 1% of the aggregate net asset value of the outstanding Class B Shares determined as of the last day of each calendar month (before any repurchases of Class B Shares) and paid quarterly, to the Distributor to reimburse it for payments made to Investor Service Providers.  Each Investor Service Provider is paid based on the aggregate value of outstanding Class B Shares held by Shareholders that receive services from such Investor Service Provider.  Pursuant to the conditions of an exemptive order issued by the SEC, the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class B Shares.

The Agreements were approved by the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the agreements, by votes cast in person at a meeting called for the purpose of voting on the Agreements. Pursuant to the Agreements, at least quarterly the Distributor will provide the Board with a written report of the amounts expended under any Agreement and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Agreements provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Agreements provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees or (b) by a vote of a majority of outstanding Shares of the applicable class upon sixty (60) days’ written notice to the Distributor. The Agreements further provide that they may not be amended to increase the maximum amount of fees without the approval of a majority of the outstanding Shares of the Class which has voting rights with respect to that Agreement. The Agreements provide that no material amendment to such Agreement will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees who have no direct or indirect financial interest in the operation of such Agreement.  Shareholders have exclusive voting rights with respect to the Agreement applicable to their respective class of Shares. In adopting the Plans, the Board concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of Shares.

Advisory Agreement

Pursuant to the Advisory Agreement, the Fund pays, and will continue to pay, a Management Fee of 1.00% per annum to the Adviser with respect to each class of Shares. The Adviser may use its Management Fee revenue, as well as its past profits or its other resources from any other source, to make payments with respect to any expenses incurred in connection with the distribution of Shares. To the extent that the payment of Management Fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by the respective Agreements.

Organizational Expenses

Man Long Short Fund Prospectus

The Fund’s organizational expenses were paid by the Adviser.

Expense Limitation Agreement

The Adviser has contractually agreed to limit the total annualized operating expenses of the Fund (exclusive of any borrowing and investment-related costs, extraordinary costs, and the costs associated with the underlying Hedge Funds) to 1.25% for Class A Shares and 2.25% for Class B Shares for an initial period of two years, through ___, 2012.  Thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or the Fund upon thirty (30) days’ prior written notice to the other party.  See “Management of the Fund — Investor Distribution and Servicing Arrangements.”   In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate of 1.25% and 2.25%, respectively, for Class A Shares and Class B Shares.  The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense.  Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.

Purchases of Shares

Purchase Terms

The Fund currently intends to accept purchases of Shares as of the first business day of each calendar month or at such other times as may be determined by the Board.  The Board may discontinue accepting purchases on a monthly basis at any time.  Any amounts received in connection with the offer of Shares and closings will promptly be placed in an escrow account with [__], as the Fund’s escrow agent, prior to their investment in the Fund.  All purchases are subject to the receipt of cleared funds prior to the applicable purchase date in the full amount of the purchase.  Although the Fund may accept, in its sole discretion, a purchase prior to receipt of cleared funds, an investor may not become a Shareholder until cleared funds have been received.  The investor must also submit a completed purchase agreement before the applicable purchase date.  The Fund reserves the right to reject any purchase of Shares and the Adviser may, in its sole discretion, suspend the offer of Shares at any time.

The Fund is offered in multiple classes of Shares.  All Shares are sold at the current net asset value per Share as of the date on which the purchase is accepted.  It is expected that the net asset value of different Share classes will vary over time as a result of the differing fees and expenses applicable to different classes.  The minimum initial investment in the Fund by any Eligible Investor is $50,000, and the minimum additional investment in the Fund is $10,000.  The Fund may accept investments for a lesser amount under certain circumstances.  Eligible Investors that are employees of the Adviser or its affiliates are eligible to invest in Class A Shares and may be subject to lower minimum investments than other Eligible Investors.  Certain selling brokers or dealers and financial advisors may impose higher minimum investment levels or other requirements.

Except as otherwise permitted by the Fund, initial and any additional purchases of Shares of the Fund by any Shareholder must be paid by wire, and all contributions must be transmitted by the time and in the manner that is specified in the purchase documents of the Fund.  Initial and any additional contributions to the capital of the Fund must be made in a single payment.  Although the Fund may, in its discretion, accept contributions of securities, the Fund does not currently intend to accept contributions of securities.  If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner that the Fund values its other assets. Because of anti-money laundering concerns, the Fund will not accept investments made in cash. For this purpose, cash includes currency (i.e., coin or paper money), cashier’s checks, bank drafts, travelers’ checks, and money orders.

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Each potential investor must also represent and warrant in a purchase agreement, among other things, that the investor is an “Eligible Investor” as described below and is purchasing a Share for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Share.

Investor Qualifications

Each investor will be required to represent that he, she, or it is acquiring Shares directly or indirectly for the account of an “Eligible Investor,” which includes a person who is:

•	A natural person whose individual net worth, or joint net worth with that person’s spouse, immediately prior to the time of purchase exceeds $1,000,000; or

•
A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year; or

•
An individual or entity that has an account managed by an investment advisor registered under the Advisers Act and the advisor is subscribing for Shares in a fiduciary capacity on behalf of the account.

In addition, with respect to Class A Shares, only those Eligible Investors that (i) compensate their financial intermediaries directly for their services through “wrap accounts” or similar arrangements, (ii) in the case of certain institutional investors, invest directly through the Distributor, or (iii) are employees of the Adviser, Distributor, or any of their affiliates may purchase Class A Shares.

Existing Shareholders subscribing for additional Shares other than through a dividend reinvestment will be required to verify their status as Eligible Investors (including, as applicable, the qualifications to invest in Class A Shares) at the time of the additional purchases.  The qualifications required to invest in the Fund appear in an application form that must be completed by each prospective investor.

Distribution Policy

Dividends will generally be paid at least annually on the Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Hedge Funds in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires dividend income.

It is anticipated that any gains or appreciation in Fund’s investments will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The NAV of each Share (or portion thereof) that you own will be reduced by the amount of the distributions or dividends that you actually or constructively receive from that Share (or portion thereof).

Automatic Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan (“DRP”) established by the Fund, each Shareholder will automatically be a participant under the DRP and have all income distributions, whether dividend distributions and/or capital gains distributions, automatically reinvested in additional Shares.  Election not to participate in the DRP and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by notice to a Shareholder’s intermediary (who should be directed to inform the Fund).  A Shareholder is free to change this election at any time.  If, however, a Shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period.  A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary) must contact the nominee regarding its status under the DRP, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

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Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRP.

Shares will be issued pursuant to the DRP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request for change of participation/non-participation status in the DRP must be received by the Fund within the above time frame to be effective for that dividend or capital gain distribution. A Fund may terminate the DRP at any time upon written notice to the participants in the DRP.  The Fund may amend the DRP at any time upon 30 day’s written notice to the participants.  Any expenses of the DRP will be borne by the Fund.

Repurchases and Transfers of Shares

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Fund to repurchase those Shares.  There is no public market for Shares, and none is expected to develop.  With limited exceptions, Shares are not transferable and liquidity normally will be provided only through repurchase offers that will be made from time to time by the Fund, as described below.  Any transfer of Shares in violation of the Declaration of Trust, which requires Board approval of any transfer, will not be permitted and will be void.  Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.  For information on the Fund’s policies regarding transfers of Shares, see “Repurchases, Mandatory Redemptions and Transfers of Shares — Transfers of Shares” in the SAI.

Repurchases of Shares

The Fund from time to time will offer to repurchase outstanding Shares pursuant to written tenders by Shareholders.  Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Shares.  In determining whether the Fund should repurchase Shares from Shareholders pursuant to written tenders, the Board will consider a variety of factors.  The Adviser currently expects that the Fund will make approximately twelve offers to repurchase Shares over the course of each calendar year.   The Adviser currently anticipates that repurchase offers will commence on or about the following times during the Fund’s initial twelve months of operation: October 20, 2010, November 18, 2010, December 20, 2010, January 20, 2011, February 22, 2011, March 21, 2011, April 20, 2011, May 20, 2011, June 21, 2011, July 20, 2011, August 22, 2011, and September 21, 2011.

The Board will determine that the Fund repurchase Shares from Shareholders pursuant to written tenders only on terms the Board determines to be fair to the Fund and Shareholders.  When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each Shareholder describing the terms of the offer, and containing information that Shareholders should consider in deciding whether to tender Shares for repurchase.  Shareholders who are deciding whether to tender their Shares or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Shares as at the last valuation closing period from the Fund during the period the offer remains open.

When Shares are repurchased by the Fund, Shareholders will generally receive cash distributions equal to the value of the Shares repurchased.  However, in the sole discretion of Shares, the proceeds of repurchases of Shares may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind.  The Fund does not expect to distribute securities in-kind except in an unusual circumstance, such as in the unlikely event that the Fund does not have sufficient cash to pay for Shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Shareholders not tendering Shares for repurchase.  See “Risk Factors — Principal Risk Factors Relating to the Fund’s Structure.” Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from Shareholders.

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A Shareholder that tenders its Shares will generally have a taxable event when those Shares are repurchased.  Gain, if any, will be recognized by a tendering Share only as and after the total proceeds received by the Shareholder exceed the Shareholder’s adjusted tax basis in the Shares.  A loss, if any, will be recognized only after the Shareholder has received full payment from the Fund for the Shares.

Repurchase Procedures

The Fund may have to effect a withdrawal from Hedge Funds to pay for the repurchase of Shares.  Due to liquidity restraints associated with the Fund’s investments in Hedge Funds, it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued for purposes of determining their repurchase price as of a date (the “Valuation Date”) after the date by which Shareholders must submit a repurchase request.  Generally, the Fund will only repurchase a Shareholder’s Shares as of any particular Valuation Date if the Shareholder tenders such Shares for repurchase consistent with the terms of the offer.  The Fund will generally pay Shareholders who have tendered Shares a payment equal to the value of the Shares repurchased approximately one month after the Valuation Date. The amount that a Shareholder may expect to receive on the repurchase of the Shareholder’s Shares will be the value of those Shares determined on the Valuation Date based on the net asset value of the Fund’s assets as of that date.  The Fund may in the future, upon notice and a finding by the Board of necessity in the interests of the Fund, undertake a “hold-back” and pay Shareholders a portion of the repurchased Share value, with any hold back amount subject to adjustment and payment upon completion of the annual audit of the Fund’s financial statements for the fiscal year in which the applicable repurchase is effected (which are expected to be completed within sixty (60) days after the end of each fiscal year).

Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Valuation Date.  In addition, there will be a period of time between the date as of which Shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Fund.  However, upon the expiration of a repurchase offer (i.e., approximately 45 days prior to the Valuation Date), the Fund will (i) earmark assets and/or (ii) deposit into an escrow account an amount of Hedge Fund securities being liquidated and cash, approximately equal to the payment required to redeem all Shares accepted for repurchase.  The deposit of such amount may be delayed under circumstances where the Fund has determined to redeem its interests in Hedge Funds to cover the Fund’s repurchase offer, but has experienced delays in receiving payments from the Hedge Funds.  Shareholders will be notified in advance of the expected payment date.

A Shareholder who tenders for repurchase only a portion of the Shareholder’s Shares will be required to maintain a minimum account size of at least $25,000.  If a Shareholder tenders a portion of the Shareholder’s Shares and the repurchase of that portion would cause the Shareholder’s remaining balance to fall below this required minimum, the Fund reserves the right to reduce the portion of Shares to be purchased from the Shareholder so that the required minimum balance is maintained.

Due to the requirements regarding tenders offers and the frequency with which the Fund expects to offer to repurchase Shares, in the event the Fund makes repurchase offers, it is unlikely that the Fund will to be able to extend the expiration date of, or increase the amount of, any repurchase offer, which may result in an investor needing to participate in more than one repurchase offer to exit the Fund in case of oversubscribed repurchase offers.

Mandatory Repurchase by the Fund

The Declaration of Trust provides that the Fund may repurchase Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, including if: (i) ownership of the Shares by the Shareholder or other person will cause the Fund to be in violation of certain laws; (ii) continued ownership of the Shares may adversely affect the Fund; (iii) any of the representations and warranties made by a Shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true; or (iv) it would be in the best interests of the Fund to repurchase the Shares or a portion thereof.  Shareholders whose Shares, or a portion thereof, are repurchased by the Fund will not be entitled to a return of any amount of sales load, if any, that may have been charged in connection with the Shareholder’s purchase of the Shares.

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Calculation of Net Asset Value

The Fund will calculate its NAV as of the close of business on the last calendar day of each month and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. The net asset value of the Fund will equal the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses.  The net asset value of each Share class will reflect the value of the Fund’s assets less all of its liabilities, including applicable accrued fees and expenses with respect to the particular Share class.

The Board has approved procedures pursuant to which the Fund values its investments in Hedge Funds at fair value.  As a general matter, the fair value of the Fund’s interest in a Hedge Fund represents the amount that the Fund could reasonably expect to receive from a Hedge Fund or from a third party if the Fund’s interest were redeemed or sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.  In accordance with these procedures, fair value as of the last business day of each month ordinarily is the value determined as of such month-end for each Hedge Fund in accordance with the Hedge Fund’s valuation policies and reported by the Hedge Fund or its administrator at the time of each valuation to the Fund.  Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that a Hedge Fund’s reported valuation does not represent fair value.  In addition, the Fund may not have a Hedge Fund’s reported valuation as of a particular month end — for example, in the unlikely event that a Hedge Fund does not report a month end value to the Fund on a timely basis.  In such cases, the Fund would determine the fair value of such Hedge Fund based on any relevant information available at the time the Fund values its portfolio, including the most recent value reported by the Hedge Fund.  Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

When investing in any Hedge Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Hedge Fund.  As a general matter, such review will include a determination whether the Hedge Fund will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments.  Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the Hedge Fund Managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuation calculations provided by such Hedge Fund Managers.

The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Hedge Fund Manager of a Hedge Fund does not represent the fair value of the Fund’s interest in the Hedge Fund. Although redemptions of investments in Hedge Funds are subject to advance notice requirements, Hedge Funds will typically make available NAV information to holders that will represent the price at which, even in the absence of redemption activity, the Hedge Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Hedge Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in the investment in a particular Hedge Fund, the Fund would consider whether it was appropriate, in light of any known relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV.

The valuations reported by the Hedge Fund Managers, upon which the Fund calculates its month end net asset values, may be subject to later adjustment, based on information reasonably available at that time.  For example, fiscal year-end net asset value calculations of the Hedge Funds are audited by those funds’ independent auditors and may be revised as a result of such audits.  Other adjustments may occur from time to time.  Any adjustments in the valuations of the Hedge Funds will be reflected in the Fund’s net asset values for the relevant months and may be reflected in the proceeds that a Shareholder would receive upon the repurchase of Shares, as described above in “Repurchases and Transfers of Shares — Repurchase Procedures.”

Certain Hedge Funds in which the Fund invests may hold a limited portion of their portfolio investments in one or more specially-designated accounts (“Side Pockets”).  Side Pockets are generally utilized to hold illiquid investments, the market values of which are not readily ascertainable. In addition, an investor in a Hedge Fund which holds such investments in Side Pockets, including the Fund, is generally not able to redeem the portion of its interest in the Hedge Fund that is attributable to the Side Pocket.  The valuation of Side Pockets involves estimates, uncertainties and judgments, and if such valuations

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prove to be inaccurate or delayed, the net asset value of the Fund, may be overstated or understated.  Because purchases and repurchases of the Fund are based on the Fund’s net asset value, any such overstatement or understatement may adversely affect incoming or redeeming Shareholders or remaining Shareholders.  The Adviser regularly informs the Board regarding the Fund’s participation in Side Pocket investments.

The procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with GAAP and the 1940 Act, investments in Hedge Funds may be valued at cost.  Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration.  For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties).  In such a situation, the Fund’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value.  The Board is responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Hedge Funds, the Fund generally values such assets as described below.  Domestic exchange-traded securities and NASDAQ-listed securities are valued at their last composite sales prices as reported on the exchanges where such securities are traded.  If no sales prices are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service.  Securities traded on a foreign securities exchange generally are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer, or pricing service.  Redeemable securities issued by a registered open-end investment company are valued at the investment company’s net asset value per share less any applicable redemption fee.  Other securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities.  If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and is used when there is no public market or possibly no market at all for the asset.  The fair values of one or more assets may not be the prices at which those assets are ultimately sold.  In such circumstances, the Adviser and/or the Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

Debt securities are valued in accordance with the Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units.  The Board periodically monitors the reasonableness of valuations provided by any such pricing service.  Debt securities with remaining maturities of sixty (60) days or less, absent unusual circumstances, are valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service.  Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States.  Foreign exchange rates are also determined prior to such close.  On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined.  When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists.  The Adviser may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients.  Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Adviser’s investment management fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

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Situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund if the judgments of the Board, the Adviser, or Hedge Fund Managers should prove incorrect.  Also, Hedge Fund Managers only provide determinations of the net asset value of Hedge Funds on a weekly or monthly basis, in which event it is not possible to determine the net asset value of the Fund more frequently.

Shares

General

Upon the closing of the initial issuance of Shares, one Share will be issued with respect to each $[100] contributed to the capital of the Fund by a Shareholder.  Thereafter Shares are issued at the net asset value per Share as of the date of issuance.  The net asset value of a Share is determined by dividing the Fund’s aggregate net asset value by the number of Shares outstanding at the applicable date.

Reserves

Appropriate reserves may be created, accrued, and charged against net assets for contingent liabilities as of the date the contingent liabilities become known to the Fund.  Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate.  The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, against net assets.

Voting

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Board.  Shareholders are entitled to vote on any matter as set forth in the Declaration of Trust and the 1940 Act, including certain elections of Trustees and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act.  Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Taxes

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders should consult their own tax advisors regarding the foreign and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company (a “RIC”) under federal income tax law. If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its investment company taxable income and net tax-exempt income, if any, the Fund will not be required to pay federal income taxes on any income it distributes to Shareholders. If the Fund distributes in any calendar year less than an amount equal to the sum of 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the twelve-month period ending October 31 of such

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calendar year, plus any amounts that were not distributed in previous calendar years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The Fund is required to use the accrual method of accounting and expects to use the twelve-month period ending March 31 as its tax year for income tax purposes.

As described below under “Investments in Passive Foreign Investment Companies,” the Fund expects that gains from the Hedge Funds, if any, will be treated as ordinary income for U.S. federal income tax purposes.

Distributions to Shareholders

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.  In general, distributions will be taxable to Shareholders for federal, state and local income tax purposes to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions are taxable whether they are received in cash or reinvested in Fund Shares.  The Fund expects that its distributions will generally be taxable to Shareholders at ordinary income rates.   Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

The Fund does not currently expect that it will earn qualified dividend income or long-term capital gains and, therefore, does not anticipate that its distributions to Shareholders will qualify for lower tax rates applicable to qualified dividend income or long-term capital gains.  Likewise, the Fund does not anticipate that any of its dividends paid to Shareholders that are corporations will be eligible for the “dividends received” deduction.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed.  But dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on the preceding December 31.

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions by the Fund.

The Fund will inform its Shareholders of the source and status of each distribution made in a given calendar year after the close of such calendar year. See “Distribution Policy.”

Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

Investments in Passive Foreign Investment Companies

The Fund intends to acquire interests in Hedge Funds organized outside the United States that are treated as corporations for

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U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”) for federal income tax purposes.

The Fund generally intends to elect to “mark to market” shares that it holds in PFICs at the end of each taxable year.  By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC shares as of the close of the taxable year (subject to adjustments for deferral of losses from the taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred.  Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income.  If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC.  To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss.  Capital losses recognized by the Fund in a taxable year will generally be deductible only against capital gains recognized by the Fund in that year or one of the following eight taxable years, but the Fund does not expect to generate significant capital gains from its investments, which means that capital losses recognized by the Fund will generally not result in a reduction of taxable distributions to Shareholders.

By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to Shareholders) in excess of the distributions that it receives from PFICs.  Accordingly, the Fund may need to borrow money or to dispose of its interests in Hedge Funds in order to make the required distributions.

If the Fund does not make the “mark to market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF.  The Fund does not generally anticipate that it will be able to make QEF elections with respect to the Hedge Funds.  If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner.  In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to Shareholders.

Certain Withholding Taxes

The Fund may be subject to foreign withholding taxes on income or gains attributable to Hedge Funds located in foreign countries, and the Hedge Funds may be subject to taxes, including withholding taxes, attributable to investments of the Hedge Funds.  U.S. investors in the Funds will not be entitled to a foreign tax credit with respect to any of those taxes.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund.  Shareholders are generally taxable in their state of residence on dividend and capital gain distributions they receive from the Fund. The Fund may become subject to taxes in states and localities if it is deemed to conduct business in those jurisdictions.

Information Reporting and Backup Withholding

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

Information returns generally will be filed with the Internal Revenue Service in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to

Man Long Short Fund Prospectus

Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. All investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required.

Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Distribution Arrangements

The Distributor acts as the distributor of Shares on a best efforts basis, subject to various conditions, pursuant to the terms of a General Distributor’s Agreement entered into with the Fund.  Shares may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor.  The Fund is not obligated to sell to a broker or dealer any Shares that have not been placed with Eligible Investors that meet all applicable requirements to invest in the Fund.  The Distributor maintains its principal office at One Rockefeller Plaza, 16th Floor, New York, New York 10022.  The Distributor is an affiliate of the Adviser.

Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.  Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Shares.  There is no minimum aggregate amount of Shares required to be purchased in this offering.  The Distributor does not intend to make a market in Shares.  To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor and its affiliates and brokers and their affiliates that have entered into selling agreements with the Distributor against certain liabilities under the Securities Act.

Shares are being offered only to Eligible Investors that meet all requirements to invest in the Fund.  The minimum initial investment in the Fund by an investor is $50,000, and the minimum additional investment in the Fund is $10,000.  The minimum investment may be modified by the Fund from time to time.  Eligible Investors that are employees of the Adviser or its affiliates are eligible to invest in Class A Shares and may be subject to lower minimum investments than other Eligible Investors.  Certain Shares are being sold subject to a sales load, described on the cover of this Prospectus.  Only those Eligible Investors that (i) compensate their financial intermediaries directly for their services through “wrap accounts” or similar arrangements, (ii) in the case of certain institutional investors, invest directly through the Distributor, or (iii) are employees of the Adviser, Distributor, or any of their affiliates may purchase Class A Shares.  Different classes of Shares are subject to differing fees and expenses.

Under the Class B Investor Distribution and Servicing Agreement, the Fund pays the Investor Distribution and Servicing Fee, which is a quarterly fee computed at the annual rate of 1% of the aggregate net asset value of the outstanding Class B Shares determined as of the last day of each calendar month (before any repurchases of Class B Shares) and paid quarterly, to the Distributor to reimburse it for payments made to Investor Service Providers.  Each Investor Service Provider is paid based on the aggregate value of outstanding Class B Shares held by Shareholders that receive services from such Investor Service Provider.  Pursuant to the conditions of an exemptive order issued by the SEC, the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class B Shares.  Investments in Class B Shares may be subject to a sales charge of up to 3.00%.  Such a sales load will be added to the offering price per Class B Share, and will be in addition to any fees charged or paid by a Fund.  Any such fee will reduce the amount of an investor’s initial or subsequent investment in the Fund, and impact on a particular investor’s

Man Long Short Fund Prospectus

investment returns would not be reflected in the returns of the Fund. As discussed below, Class B investor distribution and servicing fees could not exceed a maximum of 7.25% of the Fund's offering proceeds.

The Fund is indirectly subject to a Financial Industry Regulatory Authority (“FINRA”) cap on compensation paid to FINRA member firms.  The cap includes any sales load and distribution and servicing fee.  The maximum compensation payable to all FINRA member firms (in the aggregate) participating in the Fund’s distribution will be 7.25% of the Fund’s offering proceeds.

All investor funds for this closing of the sale of Shares and for closings of subsequent offerings will be deposited in an escrow account maintained by [___], as escrow agent for the benefit of the investors.  Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will be paid to the Fund on the date Shares are issued.  The full amount of an investment is payable in federal funds, which must be received by the Distributor not later than fourteen (14) calendar days prior to the beginning of a month if payment is made by check, or four (4) business days prior to the beginning of a month if payment is sent by wire or via NSCC.

Before an investor may invest in the Fund, the Distributor, or the investor’s sales representative, will require a certification from the investor that it is an Eligible Investor and meets other requirements for investment (including, as applicable, that it satisfies the requirements to invest in Class A Shares), and that the investor will not transfer its Shares except in the limited circumstances permitted under the Declaration of Trust.  The form of investor certification that each investor will be asked to sign is contained in Appendix A of this Prospectus and will be contained in the Fund’s application form.  An investor’s certification must be received and accepted by the Distributor along with its good payment as described above.  Otherwise an investor’s order will not be accepted.   Various brokers that have entered into selling agreements with the Distributor may use differing investor certifications, which cannot, however, alter the Fund’s requirement that an investor be at a minimum an Eligible Investor.

General Information

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company.  The Fund was formed as a statutory trust under the laws of the State of Delaware on June 1, 2010.  The Fund’s address is 123 N. Wacker Drive, 28th Floor, Chicago, Illinois 60606.  The Adviser’s telephone number is 312-881-6500.

Man Long Short Fund Prospectus

Table of Contents of the SAI

Investment Policies and Practices	1
Fundamental Policies	1
Managed Accounts	2
Certain Portfolio Securities and Other Operating Policies	2
Repurchases, Mandatory Repurchases and Transfers of Shares	7
Repurchase Offers	7
Mandatory Repurchases	7
Transfers of Shares	8
Board of Trustees	8
Principal Officers Who Are Not Trustees	9
Compensation For the Most Recent Fiscal Year; Ownership of Shares	10
Leadership Structure and Board of Trustees	10
Trustee Qualifications	10
Committees	10
Investment Advisory Services	11
The Advisory Agreement	11
Portfolio Managers	11
Fund Expenses	12
Codes of Ethics	13
Voting of Proxies	13
Participation in Investment Opportunities	14
Other Matters	15
Additional Tax Discussion	15
Distributions to Shareholders	16
Gain From Repurchases and Transfers of Shares	17
Investments in Passive Foreign Investment Companies	18
Certain Withholding Taxes	18
State and Local Taxes	18
Information Reporting and Backup Withholding	18
Other Taxes	19
ERISA Considerations	19
Brokerage	20
Valuation of Assets	21
Independent Registered Public Accounting Firm and Legal Counsel	22
Custodian	22
Record Owners of 5% or More of Outstanding Shares	22
Additional Information and Summary of the Declaration of Trust	22
Fiscal Year	23
Fund Advertising and Sales Material	23
Financial Statements	23

Man Long Short Fund Prospectus

APPENDIX

More Information

This Appendix provides additional information about, including past performance information of, the Adviser’s long short strategy.

Adviser’s Past Performance

This Appendix presents past performance portfolio information for a fund that the Adviser, through participating affiliate arrangements, manages with substantially similar investment objectives, policies and strategies of the Fund (see “Long Short Equity Global Portfolio”).  Since the Fund’s long short investment strategy includes geographic asset allocation bands for four geographic areas, portfolio performance information for each geographic area of the Long Short Global Equity Portfolio is also presented (each a “Geographic Sleeve Portfolio”).  Geographic Sleeve Portfolio performance is presented for the U.S., Europe, Asia and emerging markets, as described in more detail below.  Each Geographic Sleeve Portfolio consists of a portion of the Long Short Equity Global Portfolio and is sometimes referred to as “sub-portfolio” of the Long Short Equity Global Portfolio.

It is inappropriate and would be inaccurate for an investor to consider the portfolios’ performance below, either separately or together, as being indicative of the future performance of the Fund.  The Adviser has included this performance appendix because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.

The net of fees portfolios’ performance shown is based on a gross of fee portfolio performance adjusted to deduct the anticipated Class B fees and expenses (taking into account expense caps and/or fee waivers), which are expected to be the highest expenses of all the classes of the Fund.  Total operating expenses of the portfolios’ performance may be lower than the corresponding expenses of the Fund, in which case the portfolios’ performance would have been lower had the total operating expense of the Fund been used to compute the portfolios’ performance information.  The fee schedule for the Fund is included in its prospectus.

The past performance of the Adviser in managing other portfolios is no guarantee of future results in managing the Fund.  Please note the following cautionary guidelines in reviewing this Appendix:

●
Performance figures are not the performance of the Fund.  The portfolios’ performance shown is not the performance of the Fund and is not an indication of how the Fund would have performed in the past or will perform in the future.  The Fund’s performance in the future will be different from the portfolios’ performance presented, due to factors such as differences in the cash flows, different fees, expenses, performance calculation methods, portfolio size and composition, availability of underlying hedge funds, willingness of hedge fund manager to take additional assets, asset allocation methodology, and differing hedge fund liquidity constraints.  In particular, portfolio performance is not necessarily an indication of how the Fund or a geographic band of the Fund will perform, as those portfolios included in each portfolio are not subject to investment limitations, leverage restrictions, diversification requirements and other restrictions imposed on investment companies by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the Fund’s performance.

●
There have been significant fluctuations in the market in the past few years. The performance for the periods shown is shown through May 31, 2010.  The markets have been quite volatile in the last few years, and this trend may continue.  As a result, the performance included herein will not reflect the latest volatility in the markets, if any occurs.

●
The performance shown are averages.  The information below shows monthly rates of return for the years indicated, but does not reflect any volatility that may have occurred within a given period. The following tables provide for each portfolio monthly rates of return for the years indicated, net of fees and expenses, as discussed above.

LONG SHORT EQUITY GLOBAL PORTFOLIO (Inception July 1999)
	LONG SHORT EQUITY GLOBAL PORTFOLIO	MSCI World Index - Hedged to USD (price return)
Total Return Since Inception	40.2%	-16.3%
Annualized Return Since Inception	3.1%	-1.6%
Annualized Volatility	6.3%	15.4%
1 Year Return	0.8%	14.1%
3 Years Annualized Return	-2.8%	-12.0%
5 Years Annualized Return	3.2%	-0.8%
10 Years Annualized Return	2.0%	-2.8%
Worst Drawdown	-16.0%	-51.9%

LONG SHORT EQUITY US GEOGRAPHIC SLEEVE PORTFOLIO (Inception January 2006)
	LONG SHORT EQUITY US GEOGRAPHIC SLEEVE PORTFOLIO	MSCI World Index - Hedged to USD (price return)	HFRX Equity Hedge Index
Total Return Since Inception	7.0%	-15.0%	-6.9%
Annualized Return Since Inception	1.5%	-3.6%	-1.6%
Annualized Volatility	7.8%	17.0%	9.3%
1 Year Return	1.6%	14.1%	3.5%
3 Years Annualized Return	-4.0%	-12.0%	-7.5%
Worst Drawdown	-20.8%	-51.9%	-29.5%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

LONG SHORT EQUITY EUROPE GEOGRAPHIC SLEEVE PORTFOLIO (Inception January 2006)
	LONG SHORT EQUITY EUROPE GEOGRAPHIC SLEEVE PORTFOLIO	MSCI World Index - Hedged to USD (price return)	HFRX Equity Hedge Index
Total Return Since Inception	14.9%	-15.0%	-6.9%
Annualized Return Since Inception	3.2%	-3.6%	-1.6%
Annualized Volatility	6.6%	17.0%	9.3%
1 Year Return	0.6%	14.1%	3.5%
3 Years Annualized Return	-2.2%	-12.0%	-7.5%
Worst Drawdown	-10.1%	-51.9%	-29.5%

LONG SHORT EQUITY ASIA GEOGRAPHIC SLEEVE PORTFOLIO (Inception January 2005)
	LONG SHORT EQUITY ASIA GEOGRAPHIC SLEEVE PORTFOLIO	MSCI World Index - Hedged to USD (price return)	HFRX Equity Hedge Index
Total Return Since Inception	22.9%	-3.1%	-3.0%
Annualized Return Since Inception	3.9%	-0.6%	-0.6%
Annualized Volatility	9.1%	15.8%	8.8%
1 Year Return	1.4%	14.1%	3.5%
3 Years Annualized Return	-3.6%	-12.0%	-7.5%
5 Years Annualized Return	3.9%	-0.8%	0.0%
Worst Drawdown	-27.3%	-51.9%	-29.5%

LONG SHORT EQUITY EMERGING MARKETS GEOGRAPHIC SLEEVE PORTFOLIO (Inception September 2008)
	LONG SHORT EQUITY EMERGING GEOGRAPHIC SLEEVE MARKETS PORTFOLIO	MSCI World Index - Hedged to USD (price return)	HFRX Equity Hedge Index
Total Return Since Inception	-5.1%	-15.9%	-12.6%
Annualized Return Since Inception	-2.9%	-9.4%	-7.4%
Annualized Volatility	15.6%	23.5%	12.1%
1 Year Return	-0.6%	14.1%	3.5%
Worst Drawdown	-22.4%	-40.1%	-22.2%

NOTES:

(1) The net portfolio results are rates of return and have been determined using a gross of portfolio performance return adjusted to deduct the anticipated Class B fees and expenses (taking into account expense caps and/or fee waivers), which are expected to be the highest expenses of all the classes of the Fund.

(2) “Total Return” in each portfolio is presented on a cumulative basis since-inception.

(3) The portfolio performance is not the performance of the Fund or a geographic band of the Fund and is not an indication of how the Fund would have performed in the past or will perform in the future.

(4) The HFRX Equity Hedge Index performance data begins April 1, 2003 and therefore could not be used as a benchmark for comparison vs. the Long Short Equity Global Portfolio which has an inception date of July 1, 1999

The Benchmarks

The performance of the portfolios as shown on the preceding pages compares each portfolio’s performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios.  Investments cannot be made directly in a broad-based securities index.

HFRX Equity Hedge Index: Equity Hedge strategies maintain positions, both long and short, in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers typically would maintain at least a 50% weighting in equities, and may in some cases be substantially invested in equities, both long and short.

Hedge Fund Research, Inc. (HFR) utilizes a UCITS III compliant methodology to construct the index. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the hedge fund universe. HFRX Indices utilizes state-of-the-art quantitative techniques and analysis, including multi-level screening, cluster analysis, Monte Carlo simulations and optimization techniques to ensure that the index appropriately represents its corresponding investment focus.

MSCI World Index hedged to USD (price return): the index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The Portfolio

As part of the “top-down” portfolio construction process, the Portfolio Manager will seek to deploy investment capital to Hedge Fund managers in accordance with the following geographical asset allocation bands:

Geographic Area	Lower Allocation Guideline	Upper Allocation Guideline
United States	20%	60%
Europe	15%	45%
Asia	15%	45%
Emerging Markets	0%	30%

The Fund’s initial portfolio (“Initial Portfolio”) will comprise 28 long-short Hedge Fund Managers actively pursuing long-short strategies across markets in four geographical areas: the United States; Europe; Asia and the Emerging Markets. At present of the 28 Hedge Fund Managers comprising the Initial Portfolio, 24 Hedge Fund Managers currently manage portfolios included in the applicable geographic sleeve portfolio.

Except as otherwise stated in this Prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed at the discretion of the Board.  The Fund’s fundamental investment policies are listed in the SAI.

Initial Portfolio Geographic Allocation is as follows:

The managers included in the Initial Portfolio are as follows:

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Manager Name	Geographic Sleeve Strategy	Allocation
Manager 1	Long-Short US	7.9%
Manager 2	Long-Short US	7.9%
Manager 3	Long-Short US	7.9%
Manager 4	Long-Short US	7.9%
Manager 5	Long-Short US	5.0%
Manager 6	Long-Short US	3.5%
Manager 7	Long-Short US	2.8%
Manager 8	Long-Short US	2.5%
Manager 9	Long-Short US	0.9%
Manager 10	Long-Short US	0.6%
Manager 11	Long-Short US	0.4%
	Long-Short US Total	47.3%

Manager 12	Long-Short Europe	7.9%
Manager 13	Long-Short Europe	7.9%
Manager 14	Long-Short Europe	5.0%
Manager 15	Long-Short Europe	2.9%
Manager 16	Long-Short Europe	2.5%
Manager 17	Long-Short Europe	2.4%
Manager 18	Long-Short Europe	1.7%
	Long-Short Europe Total	30.2%

Manager 19	Long-Short Asia	5.0%
Manager 20	Long-Short Asia	5.0%
Manager 21	Long-Short Asia	3.0%
Manager 22	Long-Short Asia	2.2%
Manager 23	Long-Short Asia	1.1%
Manager 24	Long-Short Asia	1.0%
Manager 25	Long-Short Asia	0.8%
	Long-Short Asia Total	18.2%

Manager 26	Long-Short Emerging Markets	2.3%
Manager 27	Long-Short Emerging Markets	1.2%
Manager 28	Long-Short Emerging Markets	0.9%
	Long-Short Emerging Markets Total	4.3%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

____________, 2010

MAN LONG SHORT FUND
123 N. Wacker Drive, 28th Floor
Chicago, Illinois 60606

Registrant’s Telephone Number, including Area Code: (800) 838-0232

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI relates to and should be read in conjunction with the Prospectus of Man Long Short Fund (the “Fund”), dated _________, 2010.  A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above or by visiting the Fund’s website [(___________).]

Table of Contents

Investment Policies and Practices	1
Fundamental Policies	1
Managed Accounts	2
Certain Portfolio Securities and Other Operating Policies	2
Repurchases, Mandatory Repurchases and Transfers of Shares	7
Repurchase Offers	7
Mandatory Repurchases	7
Transfers of Shares	8
Board of Trustees	8
Principal Officers Who Are Not Trustees	9
Compensation For the Most Recent Fiscal Year; Ownership of Shares	10
Leadership Structure and Board of Trustees	10
Trustee Qualifications	10
Committees	10
Investment Advisory Services	11
The Advisory Agreement	11
Portfolio Managers	11
Fund Expenses	12
Codes of Ethics	13
Voting of Proxies	13
Participation in Investment Opportunities	14
Other Matters	15
Additional Tax Discussion	15
Distributions to Shareholders	16
Gain From Repurchases and Transfers of Shares	17
Investments in Passive Foreign Investment Companies	18
Certain Withholding Taxes	18
State and Local Taxes	18
Information Reporting and Backup Withholding	18
Other Taxes	19
ERISA Considerations	19
Brokerage	20
Valuation of Assets	21
Independent Registered Public Accounting Firm and Legal Counsel	22
Custodian	22
Record Owners of 5% or More of Outstanding Shares	22
Additional Information and Summary of the Declaration of Trust	22
Fiscal Year	23
Fund Advertising and Sales Material	23
Financial Statements	23

INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of Man Long Short Fund (the “Fund”) are set forth in the Fund’s prospectus (the “Prospectus”).  Certain additional investment information is set forth below.  The Fund emphasizes efficient allocation of investor capital, selecting pooled investment vehicles (collectively, the “Hedge Funds”) managed by independent investment managers (the “Hedge Fund Managers”).  Man Investments (USA) LLC serves as the Fund’s investment adviser (the “Adviser”).

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund’s shares of beneficial interest (the “Shares”), are listed below.  Within the limits of these fundamental policies, the Fund’s management has reserved freedom of action.  As defined by the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.  To the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff, the Fund may:

1)	Borrow money or issue any senior security.

2)
Not invest 25% or more of the value of its total assets in the securities of issuers in any single industry or group of industries, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation, and the Fund may invest substantially all of its investable assets in one or more registered investment companies. For purposes of this investment restriction, Hedge Funds are not considered part of any industry or group of industries. The Fund may invest in Hedge Funds that may concentrate their assets in one or more industries.

3)
Not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

4)
Not purchase or sell real estate except insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

5)	Make loans.

6)
Not make a direct purchase or sale of physical commodities and commodity contracts, except: (a) insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein; and (b) it may: (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Fund’s fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.  The Fund’s investment policies and restrictions do not apply to the activities and transactions of Hedge Funds in which assets of the Fund are invested, but do apply to investments made by the Fund directly (or any account consisting solely of the Fund assets).

The Fund’s investment objective is non-fundamental and may be changed by its Board of Trustees (each individually a “Trustee” and collectively the “Board”).

Managed Accounts

To the extent permissible under the 1940 Act, the Fund may invest in pooled investment vehicles organized in offshore locations, such as the Cayman Islands and Bermuda, with independent boards and managed by investment advisers that are not affiliated with the Adviser (“Managed Accounts”).  The Adviser believes that investments in these Managed Accounts may permit greater transparency and liquidity to the Fund than investments in Hedge Funds.  If the Fund is able to so invest in Managed Accounts, the Managed Accounts may have Adviser-affiliated investors other than the Fund.  The Fund will not be charged a management or advisory fee at the Managed Accounts level.  However, the Adviser or its affiliate may charge the Fund a risk-management fee for managing the Fund’s investment in any such Managed Account.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund will invest by allocating capital among a number of Hedge Fund Managers, through Hedge Funds, which are pooled vehicles who employ diverse investment strategies.  The Fund also may make certain direct investments, which are described below.  Additional information regarding the types of securities and financial instruments in which Hedge Fund Managers may invest the assets of Hedge Funds, and certain of the investment techniques that may be used by Hedge Fund Managers, are set forth below.

Equity Securities.  The investment portfolios of Hedge Funds may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.  The value of equity securities depends on business, economic and other factors affecting those issuers.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Hedge Funds may generally invest in equity securities without restriction.  These investments may include securities issued by companies having relatively small market capitalization, including “micro cap” companies.  The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.  These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

Fixed-Income Securities.  Hedge Funds may invest in both investment grade and non-investment grade fixed-income securities.  A Hedge Fund Manager may invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity.  Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).  Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Hedge Funds may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”).  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Hedge Fund Manager to be of comparable quality.

A Hedge Fund’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities.  In addition, the market for lower grade securities may be thinner and less liquid than the market for higher-grade securities.

Non-U.S. Securities.  Hedge Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers.  Non-U.S. securities in which Hedge Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded.  Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S.  These factors are listed in the Prospectus under “Risk Factors Relating to Types of Investments and Related Risks - Non-U.S. Investments.”

As a general matter, Hedge Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment.  However, from time to time, a Hedge Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective.  Forward contracts are transactions involving the Hedge Fund’s obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by the Hedge Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Hedge Fund anticipates purchasing or selling a non-U.S. security.  This technique would allow the Hedge Fund to “lock in” the U.S. dollar price of the security.  Forward contracts also may be used to attempt to protect the value of the Hedge Fund’s existing holdings of non-U.S. securities.  There may be, however, imperfect correlation between the Hedge Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings.  Forward contracts also may be used for non-hedging purposes to pursue a Hedge Fund’s investment objective, such as when a Hedge Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in Hedge Fund’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above.  ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non- U.S. corporation.  Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

Money Market Instruments.  The Fund and Hedge Funds may invest, during periods of adverse market or economic conditions for defensive purposes, some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Adviser or Hedge Fund Managers deem appropriate under the circumstances.  The Fund or Hedge Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Repurchase Agreements.  Repurchase agreements are agreements under which the Fund or a Hedge Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date.  If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund or Hedge Fund would have the right to sell the securities.  This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund or Hedge Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.  Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and they therefore may involve greater risks.  The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of a security by the Fund or a Hedge Fund to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund or a Hedge Fund.  Reverse repurchase agreements are a form of leverage, which also may increase the volatility of a Hedge Fund’s investment portfolio.

Special Investment Techniques.  Hedge Funds may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities.  They may also use these techniques for non-hedging purposes in pursuing their investment objectives.  These techniques may involve the use of derivative transactions.  The techniques Hedge Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments.  Certain of the special investment techniques that Hedge Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.  It is possible that any hedging transaction may not perform as anticipated and that a Hedge Fund may suffer losses as a result of its hedging activities.

Derivatives.  Hedge Funds may engage in transactions involving options, futures and other derivative financial instruments.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Hedge Fund as a whole.  Derivatives permit Hedge Funds to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Hedge Fund’s performance.

If a Hedge Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Hedge Fund’s return or result in a loss.  A Hedge Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Hedge Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options and Futures.  The Fund may utilize options and futures contracts for hedging purposes, including currency hedging.  The Hedge Funds may utilize options and futures contracts generally.  Hedge funds also may use so-called “synthetic” options (notional principal contracts with characteristics of an over-the-counter option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries.  Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties.  When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Hedge Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract.  Such transactions may also be illiquid and, in such cases, a Hedge Fund may have difficulty closing out its position.  Over-the-counter options and synthetic transactions purchased and sold by Hedge Funds may include options on baskets of specific securities.

The Hedge Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.  A covered call option is a call option with respect to which a Hedge Fund owns the underlying security.  The sale of such an option exposes a Hedge Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Hedge Fund’s books.  The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets.  Options sold by the Hedge Funds need not be covered.

A Hedge Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  The Hedge Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, a Hedge Fund would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although the Hedge Fund could exercise the option should it deem it advantageous to do so.

Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction.  The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

The Fund may purchase put options and put spreads for purposes of hedging certain Hedge Fund investments and strategies, and also may utilize currency options to hedge certain Hedge Fund investments (or certain investment techniques used by Hedge Fund Managers).  A put spread is a transaction where the Fund simultaneously purchases and sells a put option having the same underlying asset, quantity and expiration date, where the sale of the put has a lower strike price.  Such strategies limit risk to the Fund related to certain Hedge Funds and/or Hedge Fund strategies, but also may reduce potential returns.  It is not currently expected that such options use would exceed 5% of the Fund’s assets.

In the absence of an exemption for the Fund, the use by Hedge Funds of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC.  However, the Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act, and therefore is not subject to regulation or registration as a CPO.

Hedge Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund or a Hedge Fund to substantial losses.

Successful use of futures also is subject to the ability of the Fund or a Hedge Fund to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Hedge Funds may purchase and sell stock index futures contracts and single stock futures contracts.  A stock index future obligates a Hedge Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.  A single stock future obligates a Hedge Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the stock at the opening of trading on the next business day.

Some or all of the Hedge Funds may purchase and sell interest rate futures contracts.  An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Hedge Funds may purchase and sell currency futures.  A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

Options on Securities Indexes.  Some or all of the Hedge Funds may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Accordingly, successful use by a Hedge Fund of options on stock indexes will be subject to the Hedge Fund’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities.  Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.  In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements.  The Hedge Funds may enter into equity, interest rate, index and currency rate swap agreements on behalf of the Fund.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Hedge Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a Hedge Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make.  If the other party to a swap defaults, a Hedge Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by a Hedge Fund in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period.  The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.  The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear.

Lending Portfolio Securities.  A Hedge Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The Hedge Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Hedge Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral.  A Hedge Fund typically will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The Hedge Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Hedge Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities.  To reduce the risk of changes in securities prices and interest rates, a Hedge Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase.  The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Hedge Fund enters into the commitment, but the Hedge Fund does not make payment until it receives delivery from the counterparty.  After a Hedge Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities so purchased may expose a Hedge Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Hedge Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Hedge Fund.  In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Hedge Fund on a forward basis will not honor its purchase obligation.  In such cases, the Hedge Fund may incur a loss.

REPURCHASES, MANDATORY REPURCHASES, AND TRANSFERS OF UNITS

Repurchase Offers

As discussed in the Prospectus, offers to repurchase Shares will be made by the Fund at such times and on such terms as may be determined by the Board in its sole discretion in accordance with the provisions of applicable law.  In determining whether the Fund should repurchase Shares from Shareholders pursuant to written tenders, the Board will consider various factors, including but not limited to those listed in the Prospectus, in making its determinations.

The Board will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders or persons holding Shares acquired from Shareholders.  When the Board determines that the Fund will repurchase Shares, notice will be provided to each Shareholder describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.  Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated net asset value as at the latest valuation date of their Shares from the Fund during such period.  If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

Mandatory Repurchases

As noted in the Prospectus, the Fund has the right to repurchase Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances.  Such mandatory repurchases may be made if:

•	Shares have been transferred or such Shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Shareholder; or

•
ownership of Shares by a Shareholder or other person will cause the Fund to be in violation of, or subject the Fund  to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction; or

•
continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences; or

•	any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund and Shareholders to repurchase Shares.

Transfers of Shares

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be reasonably withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other circumstances, with the consent of the Board (which may be reasonably withheld in its sole discretion).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board or its delegate that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of Shares must also be accompanied by a properly completed application in respect of the proposed transferee. In connection with any request to transfer Shares (or portions thereof), the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $25,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer and such fees will be paid by the transferor prior to the transfer being effectuated.  If such fees have been incurred by the Fund and have not been paid by the transferor for any reason, including a decision to not transfer the interests, the Fund reserves the right to deduct such expenses from the Shareholder’s account.

Any transferee meeting the Fund’s eligibility requirements that acquires Shares in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Shareholder or otherwise, will be entitled to the allocations and distributions allocable to the Shares so acquired and to transfer such Shares in accordance with the terms of the Fund’s Agreement and Declaration of Trust (“Declaration of Trust”), but will not be entitled to the other rights of a Shareholder unless and until such transferee becomes a substituted Shareholder as provided in the Declaration of Trust.  If a Shareholder transfers Shares with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Shareholder.  Each Shareholder and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer.  If such a transferee does not meet the Shareholder eligibility requirements, the Fund reserves the right to repurchase its Shares.  Any transfer of Shares in violation of the Declaration of Trust will not be permitted and will be void.

The Declaration of Trust provides, in part, that each Shareholder has agreed to indemnify and hold harmless the Fund, the Hedge Fund Managers, the Adviser, each other Shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Shareholder in violation of these provisions or any misrepresentation made by such Shareholder in connection with any such transfer.

BOARD OF TRUSTEES

The Board of Trustees of the Fund (the “Board”) provides broad oversight over the operations and affairs of the Fund and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Trustees of the Board (the “Trustees”) are not required to hold Shares of the Fund.  A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Adviser (the “Independent Trustees”).

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below.  The business address of each officer and Trustee is c/o Man Investments (USA) LLC, 123 N.  Wacker Drive, 28th Floor, Chicago, Illinois 60606.  Each Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND AGE	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER	OTHER DIRECTORSHIPS HELD BY MANAGER DURING LAST FIVE YEARS
John B. Rowsell (51)	Trustee and President*	Perpetual until resignation or removal, Trustee since May 2010.	President (2003) and member of Investment Committee (2001), Man Investments (USA), LLC (investment adviser).	1	Man-Glenwood Lexington (investment companies) (three funds), since January 2008.
Marvin Damsma (62)	Trustee	Perpetual until resignation or removal, Trustee since May 2010.	Retired (2008); Director of Trust Investments for BP America Inc.	1	Man-Glenwood Lexington (investment companies) (three funds), since January 2003.
Dale M. Hanson (66)	Trustee	Perpetual until resignation or removal, Trustee since May 2010.	Principal/partner of American Partners Consulting (marketing organization).	1	Man-Glenwood Lexington (investment companies) (three funds), since January 2003.

Trustees may be removed in accordance with the Declaration of Trust, with or without cause, by, if at a meeting, a vote of a majority of the Shareholders or, if by written consent, a vote of Shareholders holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Shareholders.

Principal Officers Who Are Not Trustees:

NAME AND AGE	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Alicia Derrah (52)	Treasurer and Principal Financial and Accounting Officer	Since May 2010.	Chief Financial Officer, Man Investments (USA) LLC (investment adviser)
Kirsten M. Ganschow (42)	Secretary	Since May 2010.	Product Legal and Legal, Man Investments, Inc.
Kristine Richards (37)	Chief Compliance Officer	Since May 2010.	Compliance, Man Investments, Inc.

Compensation For the Most Recent Fiscal Year; Ownership of Shares

NAME AND POSITION WITH FUND	AGGREGATE COMPENSATION FROM THE FUND	TOTAL COMPENSATION FROM THE FUND AND FUND COMPLEX
Marvin Damsma	$[__]	$[____]
Dale Hanson	$[__]	$[__]

The Independent Trustees are each paid an annual retainer of $[___] and meeting fees of $[___] (or $[___] in the case of telephonic meetings) by the Fund, and Trustees are reimbursed by the Fund for their travel expenses related to Board meetings.  The Trustees do not receive any pension or retirement benefits from the Fund.  The officers of the Fund do not receive any compensation from the Fund.

As of the date of this SAI, none of the Trustees owns any of the outstanding Shares of the Fund.

Leadership Structure and Board of Trustees

The Board monitors the level and quality of services, including commitments of service providers and the performance of the Adviser. In addition, the Board oversees that processes are in place to assure the Fund’s compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. The Board evaluates the services received under the contracts with service providers by, among other things, receiving reports covering investment performance, shareholder services, marketing, and the Adviser’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

As a registered investment company, the Fund is subject to a number of investment risks (described in the Prospectus and this SAI), as well as financial and compliance risks.  These risks are mitigated by written policies approved and overseen by the Board.  The Adviser conducts the Fund’s operations and the Board administers an oversight function.  The Board oversees the Adviser’s operations and the Fund’s risk management with the assistance of the Board’s Audit, Compliance and Valuation Committees.  Each of these Committees is discussed below under “Committees.”  At each Board meeting, the Board considers reports regarding the Fund’s operations and oversight thereof, including oversight of risks, as well as reports from the CCO, who also routinely meets privately with the Independent Trustees.  Board Committees receive reports, and meetings may entail further discussion of issues concerning oversight of the Fund’s risk management.  The Board also may discuss particular risks that are not addressed in the Committee process.  Committee Chairs may confer with the President of the Board to discuss various issues discussed in the Committee that may require further discussion by the full Board or separate reports by the Adviser.  In addition, the President of the Board confers with the CCO, the Trustees, the Adviser and counsel, to discuss risk management issues.

Trustee Qualifications

John Rowsell – Through his experience as a senior executive of investment advisory and consulting organizations, Mr. Rowsell contributes his experience in the investment industry to the Board.

Marvin Damsma – Through his experience with and responsibility for overseeing the management of large pools of assets, Mr. Damsma contributes his experience in the financial services industry to the Board.

Dale Hanson – Through his extensive experience overseeing large public pension plan assets, Mr. Hanson contributes his experience in the financial industry to the Board.

Committees

The Board has an Audit Committee composed of [_____], each an Independent Trustee.  The functions of the Audit Committee are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; and (3) to the extent that Trustees are not members of the Audit Committee, to act as a liaison between the Fund’s independent auditors and the Board.  The Chairman of the Audit Committee,

[___], is an Independent Trustee and receives an annual retainer of $[____] in connection with serving in such position.

The Board has a Contracts Committee composed of [___] Trustees, [____].  The Contracts Committee is responsible for considering, evaluating, and making recommendations to the full Board concerning all contractual arrangements with service providers to the Fund and all other matters in which the Adviser or its affiliates has any actual or potential conflict of interest with the Fund.  The Chairman of the Contracts Committee, [____], is an Independent Trustee and receives no additional compensation in connection with serving in such position.

The Board has a Valuation Committee composed of [___] Trustees, [____].  The Valuation Committee is responsible for: (i) periodically reviewing the Fund’s procedures for valuing securities, and making any recommendations to the Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Valuation Committee or to the Valuation Committee and the full Board simultaneously).  The Chairman of the Valuation Committee, [___], is an Independent Trustee and receives an annual retainer of $[____] in connection with serving in such position.

INVESTMENT ADVISORY SERVICES

The Advisory Agreement

Pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser dated as of _____, 2010 (the “Advisory Agreement”) the Adviser is responsible for developing, implementing and supervising the Fund’s investment program and in connection therewith regularly provides investment advice and recommendations to the Fund with respect to its investments, investment policies and purchases and sales of securities for the Fund and arranging for the purchase and sale of such securities.

The Adviser is authorized, subject to the approval of the Board and the interest holders of the Fund, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services, subject to the requirement that the Adviser supervise the rendering of any such services to the Fund by its affiliates.

As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a quarterly fee (the “Management Fee”) computed at the annual rate of 1.00% of the aggregate value of its outstanding interests determined as of the last day of the month (before any repurchases of interests).  Following the initial two-year term, the Advisory Agreement may be continued in effect from year to year if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Fund’s Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty, on sixty (60) days’ prior written notice: by the Fund’s Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser.  The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

PORTFOLIO MANAGERS
Other Accounts Managed Table
(As of __________, 2010)
	Registered Investment Companies(1)		Other Pooled Investment Vehicles(2)		Other Accounts
Investment Committee Member	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)
Robin Lowe	0	0	26	5,575	0	0
Art Holly	[0]	[0]	[26]	[5,575]	[0]	[0]
(1)  This chart does not include information with respect to the Fund.
(1)  Includes both discretionary and non-discretionary accounts.

Performance-Based Fee Accounts Information Table
(As of _________, 2010)
	Registered Investment Companies		Other Pooled Investment Vehicles(1)		Other Accounts
Investment Committee Member	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)
Robin Lowe	0	0	26	5,575	0	0
Art Holly	[0]	[0]	[26]	[5,575]	[0]	[0]
(1) Includes both discretionary and non-discretionary accounts.

Conflicts of Interest.  The portfolio managers, in performing their duties with the Adviser, manage accounts other than the Fund.  In addition, they may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Adviser and its affiliates, “Other Accounts”).  The Fund has no interest in these activities.  As a result of the foregoing, the portfolio managers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts.

There may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets they commit to such investment.  There also may be circumstances under which the Adviser purchases or sells an investment for Other Accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts.  However, it is the policy of the Adviser that: investment decisions for the Fund and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage; and investment transactions and opportunities be fairly allocated among clients, including the Fund.  Therefore, there may be situations where the Adviser does not invest the Fund’s assets in certain Hedge Funds in which Other Accounts may invest or in which the Fund may otherwise invest.

The Adviser and its affiliates may have interests in Other Accounts they manage that differ from their interests in the Fund and may manage such accounts on terms that are more favorable to them (e.g., may receive higher fees or performance allocations) than the terms on which they manage the Fund.  In addition, the Adviser may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees to which the Fund is subject.

Compensation. Portfolio managers at the Adviser are compensated through a number of different methods.  First, a base salary is paid to all of the portfolio managers.  Secondly, an objective related bonus is paid annually and reflects the level of achievement the portfolio manager has made regarding the investment activities of the Adviser in respect of its accounts for that period with the overall bonus pool which is based upon the profitability of the Adviser, the Man Investments division of Man Group plc and Man Group plc as a whole.  Portfolio managers are also typically invited to participate in a deferred share plan which provides for a grant of equity (as described below) subject to a four-year vesting period.  Portfolio managers who participate in the incentive program generally receive a grant of equity in the form of Man Group plc stock but may be eligible to elect to have up to 50% of the amount instead be invested in an investment vehicle linked to the performance of another Man Fund.  There are no other special compensation schemes for the portfolio managers.

FUND EXPENSES

The Fund bears all expenses incurred in its business and operations.  Expenses borne by the Fund include, but are not limited to, the following:

●	all costs and expenses associated with the registration of the Fund under, and compliance with, any applicable Federal or state laws;

●
attorneys’ fees and disbursements associated with updating the Fund’s registration statement, Prospectus and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof;

●	the costs and expenses of holding meetings of the Board and any meetings of Shareholders, including legal costs associated with the preparation and filing of proxy materials;

●
the fees and disbursements of the Fund counsel, legal counsel to the Independent Trustees, if any, independent public accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

●	all costs and expenses associated with the Fund’s repurchase offers;

●	the fees payable to various service providers pursuant to the Fund’s Administration Agreement, Distribution and Servicing Agreements, and other agreements;

●	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Shareholders;

●	the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or its Trustees and Officers;

●	all expenses of computing the Fund’s net asset value, including any equipment or services obtained for these purposes; and

●	such other types of expenses as may be approved from time to time by the Board.

The Fund also bears all expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement.

The Hedge Funds bear all expenses incurred in connection with their operations.  These expenses are similar to those incurred by the Fund.  The Hedge Fund Managers generally will charge asset-based fees to and receive performance-based allocations from the Hedge Funds, which effectively will reduce the investment returns of the Hedge Funds and the amount of any distributions from the Hedge Funds to the Fund.  These expenses, fees, and allocations will be in addition to those incurred by the Fund itself.

CODES OF ETHICS

The Fund and the Adviser have each adopted codes of ethics.  The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund’s portfolio transactions.  Covered persons include the Trustees and the officers and managers of the Adviser, as well as employees of the Adviser having knowledge of the investments and investment intentions of the Fund.  The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.  Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statements filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-0102.

VOTING OF PROXIES

The Fund invests in Hedge Funds, which generally issue non-voting securities.  However, the Fund may under some circumstances receive proxies from certain Hedge Funds. To the extent the Fund invests in voting securities, if any, its primary consideration in voting portfolio proxies would be the financial interests of the Fund and its Shareholders.  One of the primary factors the Adviser considers when determining the desirability of investing in a particular Hedge Fund is the quality and depth of its Hedge Fund Manager’s management.  Accordingly, the Adviser believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved.  As a matter of practice, the Adviser will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company’s management, unless the Adviser determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the stock or interests.  However, the Adviser will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in the Adviser’s judgment, it would not be in the best interests of the client to do so.  In addition, the Fund invests only in Hedge Funds that are unaffiliated with the Adviser.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Adviser employs an investment program for the Fund that is, in some respects, similar to the investment program employed by it for certain other accounts managed by the Adviser (“Adviser Accounts”), including private investment partnerships.  As a general matter, the Adviser considers participation by the Fund in all appropriate investment opportunities that are under consideration for those other Adviser Accounts.  There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets.  There also may be circumstances under which the Adviser will consider participation by the Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

The Adviser evaluates for the Fund and for each Adviser Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Adviser Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account.  Because these considerations may differ for the Fund and the Adviser Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Adviser Accounts may differ from time to time.  In addition, the fees and expenses of the Fund may differ from those of the Adviser Accounts.  Accordingly, the future performance of the Fund and the Adviser Accounts will vary.

When the Adviser determines that it would be appropriate for the Fund and one or more Adviser Accounts to participate in an investment transaction in the same Hedge Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Accounts, in all investments or trades.  However, no participating entity or account will receive preferential treatment over any other, and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts.  Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Hedge Fund Managers with respect to Hedge Funds) on the combined size of positions that may be taken for the Fund and the Adviser Accounts, thereby limiting the size of the Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Adviser Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.  In particular, the Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Adviser Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.

Trustees, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by managers, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, that are the same as, different from or made at a different time from positions taken for the Fund.

OTHER MATTERS

Except in accordance with applicable law, the Adviser and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund.  However, subject to certain conditions imposed by applicable rules under the 1940 Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser, except for accounts as to which the Adviser or any of its affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser or one of its affiliates serving as an investment adviser to the account.  These transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Fund to purchase (or sell), and the Adviser determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates, and of their respective directors, managers, officers or employees, may give rise to additional conflicts of interest.

Man Investments Inc. (the “Distributor”) acts as the distributor of Shares on a best efforts basis.

ADDITIONAL TAX DISCUSSION

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders should consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Funds are consistent with their overall investment plans.

The Fund intends to qualify as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code.  As such, the Fund generally is not subject to federal income tax on its net investment income and realized capital gains that it distributes to Shareholders.  To qualify for treatment as a RIC, the Fund must meet three numerical tests each year.

First, at least 90% of the gross income of a RIC must consist of dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, at the close of each quarter, (a) at least 50% of the value of a RIC’s total assets must consist of (i) cash and cash items, U.S. government securities, the securities of other RICs and (ii) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the RIC’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that the RIC controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (iii) any one or more qualified publicly traded partnerships.

Third, a RIC must distribute annually at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and its tax-exempt income, if any.

The Fund intends to comply with these requirements.  The Fund will generally satisfy the income and asset requirements through its investment in the Hedge Funds.  If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall were large enough, be disqualified as a RIC.  If for any taxable year the Fund were to fail to qualify as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders.  If the Fund were to fail to qualify as a RIC, Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that a RIC distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.  With respect to passive foreign investment company (“PFIC”) stock held by the Fund, if a mark-to-market election is in effect, the Fund must calculate this excise tax distribution as if the Fund had a taxable year ending on October 31.  With respect to all other ordinary taxable income, the Fund must calculate the distribution based on the calendar year.

Distributions to Shareholders

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.  In general, distributions will be taxable to Shareholders for federal, state and local income tax purposes to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions are taxable whether they are received in cash or reinvested in Fund Shares pursuant to the dividend reinvestment plan. The Fund expects that its distributions attributable to the Hedge Funds will generally be taxable to Shareholders at ordinary income rates.   Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a Shareholder as long-term capital gains, regardless of how long the Shareholder has held Fund Shares.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

The Fund does not currently expect that it will earn qualified dividend income or long-term capital gains and, therefore, does not anticipate that its distributions to Shareholders will qualify for lower tax rates applicable to qualified dividend income or long-term capital gains.  Likewise, the Fund does not anticipate that any of its dividends paid to Shareholders that are corporations will be eligible for the “dividends received” deduction.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to Shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his Shares by an amount equal to the deemed distribution less the tax credit.

Dividends and distributions on the Fund’s Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular Shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to Shareholders of record of such month and paid in the following January will be taxed to Shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions by the Fund.  Accordingly, the Fund may not be an appropriate investment for non-U.S. investors.  Each non-U.S. Shareholder must provide documentation to the Fund certifying the Shareholder’s non-United States status.

The Fund will inform its Shareholders of the source and status of each distribution made in a given calendar year after the close of such calendar year.

Gain from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder.  Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer.  For example, under some circumstances if a Shareholder does not tender all of his, her or its Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders.  On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss.  Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis of the Shares.  For non-corporate

Shareholders, gain or loss from the transfer or repurchase of Shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held.  Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between the Shareholder’s adjusted tax basis in the Shares sold and the sale proceeds.  If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss.  The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (0% for individuals in the 10% or 15% tax brackets).  The maximum 15% federal income tax rate on long-term capital gain is scheduled to increase to 20% for tax years beginning after 2010.

Any loss realized upon the sale or exchange of Shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such Shares.  In addition, all or a portion of a loss realized on a sale or other disposition of Shares may be disallowed under “wash sale” rules to the extent the Shareholder acquires other Shares of the Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares.  Any disallowed loss will result in an adjustment to the Shareholder’s tax basis in some or all of the other Shares acquired.

Sales charges paid upon a purchase of Shares cannot be taken into account for purposes of determining gain or loss on a sale of the Shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege.  Any disregarded amounts will result in an adjustment to the Shareholder’s tax basis in some or all of any other Shares acquired.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a Shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years).  Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

Investments in Passive Foreign Investment Companies

The Fund intends to acquire interests in Hedge Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”) for federal income tax purposes.

The Fund intends to elect to “mark-to-market” all Shares that it holds in PFICs at the end of each taxable year.  By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC Shares as of the close of the taxable year (subject to adjustments for reductions in the value of PFIC stock that occurs after October 31 of such taxable year and for deferral of losses from the taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred.  Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income.  If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC.  To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC Shares are sold, at which point the loss will be treated as a capital loss.  Capital losses recognized by the Fund in a taxable year will generally be deductible only against capital gains recognized by the Fund in that year or one of the following eight taxable years, but the Fund does not expect to generate significant capital gains from its investments, which means that capital losses recognized by the Fund will generally not result in a reduction of taxable distribution from the Fund to the Shareholders.

By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to the Fund’s Shareholders) in excess of the distributions that it receives from PFICs.  Accordingly, the Fund may need to borrow money or to dispose of its interests in Hedge Funds in order to make the required distributions.

If the Fund does not make the “mark-to-market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF.  The Fund does not generally anticipate that it will be able to make QEF elections with respect to the Hedge Funds.  If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner.  In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the Shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to the Fund’s Shareholders.

Certain Withholding Taxes

The Fund may be subject to foreign withholding taxes on income or gains attributable to Hedge Funds located in foreign countries, and the Hedge Funds may be subject to taxes, including withholding taxes, attributable to investments of the Hedge Funds.  U.S. investors in the Fund will not be entitled to a foreign tax credit with respect to any of those taxes.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund.  Shareholders are generally taxable in their state of residence on dividend and capital gain distributions they receive from the Fund.  The Fund may become subject to taxes in states and localities if it is deemed to conduct business in those jurisdictions.

Information Reporting and Backup Withholding

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

Information returns generally will be filed with the Internal Revenue Service in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund.  Investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund.  A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions.  The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders.  It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards.  In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the Fund’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects - Unrelated Business Taxable Income” and “-- Certain Issues Pertaining to Specific Exempt Organizations”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives.  Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations.  For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified.  If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules.  Thus, the Adviser is not a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.  A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Benefit Plan Shareholders may currently maintain relationships with the Adviser or its affiliates.  Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services.  ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.  ERISA and Benefit Plan Shareholders should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code.  Fiduciaries of ERISA or Benefit Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion of ERISA and the Code contained in this SAI and the Prospectus is general and may be affected by future publication of regulations and rulings.  Potential Benefit Plan Shareholders should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

BROKERAGE

Each Hedge Fund Manager is directly responsible for placing orders for the execution of portfolio transactions for the Hedge Fund that it manages and for the allocation of brokerage.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, commissions are fixed.  No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

In selecting brokers and dealers to execute transactions on behalf of a Hedge Fund, it is expected that each Hedge Fund Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities.  Although it is expected that each Hedge Fund Manager generally will seek reasonably competitive commission rates, a Hedge Fund Manager will not necessarily pay the lowest commission available on each transaction.  The Hedge Fund Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.  Brokerage practices adopted by Hedge Fund Managers with respect to Hedge Funds may vary and will be governed by each Hedge Fund’s organizational documents.

Consistent with the principle of seeking best price and execution, a Hedge Fund Manager may place orders for a Hedge Fund with brokers that provide the Hedge Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  The expenses of the Hedge Fund Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Hedge Fund Managers or their affiliates in providing services to clients other than the Hedge Funds.  In addition, not all of the supplemental information is necessarily used by a Hedge Fund Manager in connection with the Hedge Fund it manages.  Conversely, the information provided to a Hedge Fund Manager by brokers and dealers through which other clients of the Hedge Fund Manager or its affiliates effect securities transactions may be useful to the Hedge Fund Manager in providing services to the Hedge Fund.

Based on representations in Hedge Fund offering documents, the Fund generally believes that Hedge Funds will follow practices similar to those described above.  As discussed in the sections of the Prospectus addressing the risks of investing in Hedge Funds, however, the Fund has no control over Hedge Fund brokerage arrangements or operations and there is a risk of Hedge Fund misconduct.

In selecting brokers and dealers to execute any options transactions for hedging on behalf of the Fund, the Adviser will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size, difficulty of execution and operational facilities of a brokerage firm, and the scope and quality of brokerage services provided.  Although the Adviser will generally seek reasonably competitive commission rates, the Fund will not necessarily pay the lowest commission available on each transaction.  The Fund will typically have no obligation to deal with any broker or group of brokers in executing transactions.  It is not expected that the Fund’s brokerage in this regard would generate credits with brokers relating to the provision to the Fund by such brokers of research or other services.

VALUATION OF ASSETS

In general, as described in the Prospectus in “Calculation of Net Asset Value,” the Fund will, in computing its Share net asset value, value its interest in a Hedge Fund at the net asset value provided to the Fund by the Hedge Fund Managers’ administrators.  The Hedge Fund administrators will, in computing net asset value, value interests in Hedge Funds at their fair value, which the Fund’s Board has determined will ordinarily be the values of those interests as determined by the Hedge Fund Managers of the Hedge Funds in accordance with policies established by the Hedge Funds and reported to the Fund.  The Board has also established procedures for the valuation of other investment securities, if any, held directly by the Fund.  In general, those procedures are as follows:

Equity securities, puts, calls and futures traded on a U.S. securities or futures exchange or on NASDAQ are valued as follows:

(1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or

(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing “bid” and “asked” prices on the valuation date or, if not, at the closing “bid” price on the valuation date.

Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1) at the last sale price available to the pricing service approved by the Board, or

(2) at the last sale price obtained by the Fund or the Adviser from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

(3) at the mean between the “bid” and “asked” prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service approved by the Board or obtained by the Fund or Adviser from two active market makers in the security on the basis of reasonable inquiry:

(1) debt instruments that have a maturity of more than 397 days when issued,

(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than sixty (60) days,

(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of sixty (60) days or less, and (4) puts, calls and futures that are not traded on an exchange or on NASDAQ.

Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of sixty (60) days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

Securities (including restricted securities) not having readily available market quotations are valued at fair value determined under procedures established by the Board.  If the Fund or the Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available).  The Fund’s interests in Hedge Funds will not have readily available market quotations and will be valued at their “fair value,” as determined under procedures established by the Fund’s Board.  As described in the Prospectus, with respect to the Fund’s interests in Hedge Funds, the Fund will normally rely on valuation information provided by Hedge Fund administrators as being the “fair value” of such investments.  The Fund’s Board, however, will consider such reported value information as well as other available information, and may possibly conclude in unusual circumstances that the reported Hedge Fund value does not represent the “fair value” of the Fund’s interests in Hedge Funds.

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Fund or the Adviser may use pricing services approved by the Board.  The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity.  Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities).  The Fund or the Adviser will monitor the accuracy of the pricing services.

That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the London foreign exchange market on a particular business day that are provided by a bank, dealer, or pricing service that the Fund or the Adviser has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

[__________________] serves as the independent auditors of the Fund.  Its principal business address is [__________________].

K&L Gates LLP, State Street Financial Center, One Lincoln Street, Boston, Massachusetts  02111-2950, acts as counsel to the Fund.

CUSTODIAN

[______] (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board.  The Custodian’s principal business address is [_____].

RECORD OWNERS OF 5% OR MORE OF OUTSTANDING SHARES

A of [__], 2010, the Fund is not aware of any Shareholders owning 5% or more of the Fund’s outstanding Shares.

ADDITIONAL INFORMATION AND SUMMARY OF THE DECLARATION OF TRUST

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Fund’s Agreement and Declaration of Trust (the “DoT”). The following is a summary description of additional items and of select provisions of the DoT that may not be described elsewhere in this SAI or the Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the DoT.

Liability; Indemnification

Under Delaware law and the DoT, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of the value of such Shareholder’s Shares.  The DoT provides that the Trustees and the Adviser (including certain of its affiliates, among others) shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.

The DoT also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board and the Adviser (including certain of its affiliates, among others) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of a Fund.  None of these persons shall be personally liable to any Shareholder by reason of any change in the federal or state income tax laws applicable to a Fund or its investors.  The rights of indemnification and exculpation provided under the DoT shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board and the Adviser (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the DoT to the fullest extent permitted by law.

Amendment

The DoT may generally be amended, in whole or in part, with the approval of a majority of the Trustees (including a majority of the Independent Trustees, if required by the Investment Company Act). Shareholders have the right to vote on any amendment: (i) affecting their right to vote granted under the DoT; (ii) to the DoT’s amendment provision; (iii) for which such vote is required by law; and (iv) submitted to them by the Trustees.

Term, Dissolution and Liquidation

The Fund may be dissolved upon the affirmative vote of a majority of the Trustees without Shareholder approval, unless such approval is required by the Investment Company Act.  In doing so, the Trustees may: (i) sell the Fund’s assets to another entity in exchange for interests in the acquiring entity; or (ii) sell all of the Fund’s assets for cash.  Following such liquidation, the Fund’s Shareholders are entitled to receive the proceeds of such sale, distributed in proportion to the number of Shares held by each Shareholder.  Upon termination of the Fund, the Fund will file a certificate terminating its existence as a Delaware statutory trust.

 FISCAL YEAR

The fiscal year of the Fund ends on March 31 and the tax year of the Fund ends on October 31.

FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Fund and reports to Shareholders may include quotations of investment performance.  In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown.  Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used.  Investment returns will be reported on a net basis, after all fees and expenses.  Other methods may also be used to portray the Fund’s investment performance.  The Fund’s investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information.  Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices, risk measurement criteria, and other information related to the portfolio’s performance.  Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

FINANCIAL STATEMENTS

The Fund will issue financial statements on an annual basis, prepared in accordance with generally accepted accounting principles.

Man Long Short Fund

Financial statements for the Fund are not yet available.  Audited financial statements for the Fund will be filed with the Commission in the Fund’s Annual and Semi-Annual Reports.

PART C -- OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

(1)  Financial Statements:
Included in Part A:

Included in Part B:
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities ____, 2010
Notes to Financial Statements

(2)  Exhibits:

(a)(i)  Certificate of Formation of Trust, incorporated by reference to Form N-2 of Man Long Short Fund (filed June 18, 2010) (“Initial Filing”).

(ii)  Declaration of Trust, incorporated by reference to the Initial Filing.

(b)  Not applicable.

(c)  Not applicable.

(d)  Refer to Exhibit (a)(ii).

(e)  Dividend Reinvestment Plan, dated _________, 2010.*

(f)  Not applicable.

(g)  Investment Management Agreement, dated _________, 2010.*

(h)  (i)  Form of Distributor’s Agreement, dated _______, 2010.*

(ii)  Investor Distribution and Servicing Agreements, dated ______, 2010.*

(i)  Not applicable.

(j)  (i)  Custody Agreement, dated _________, 2010.1

(ii)  Administration Agreement, dated ________, 2010 *

(iii) Expense Limitation Agreement, dated ________, 2010.*

(k)  Opinion and Consent of K&L Gates LLP, dated ______, 2010.*

* To be filed by amendment.

(l)  Not applicable.

(m)  (i)  Consent of Independent Registered Public Accounting Firm, dated ________, 2010.*

(n)  Not applicable.

(o)  Not applicable

(p)  Not applicable.

(q)  Code of Ethics dated ________, 2010 and Code of Ethics Supplement, dated ___________, 2010.*

(r)  Power of Attorney*

ITEM 26.  MARKETING ARRANGEMENTS

Distribution Agreements are filed as exhibit (h)(1)-(2).

ITEM 27.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission fees	$	[ ]
Financial Industry Regulatory Authority fees		[ ]
Legal Fees		[ ]
Accounting Fees		[ ]

Total	$	[ ]

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

(1)  Man-Glenwood Lexington, LLC, (2) Man-Glenwood Lexington TEI, LLC and (3) Man-Glenwood Lexington Associates Portfolio, LLC may be considered under common control with the Registrant.

ITEM 29.  NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of _______, 2010, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares , par value $0.01	1

ITEM 30.  INDEMNIFICATION

Sections 8.2 and 8.3 of the Fund’s First Amended and Restated Agreement and Declaration of Trust state as follows:
(a)  To the fullest extent permitted by law, the Trust will, subject to Section 8.2(c) of this Trust Instrument, indemnify each investment adviser (including for this purpose each officer, director, member, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, an investment adviser or partner of the investment adviser, and their executors, heirs, assigns, successors or other legal representatives) and each Trustee (and his executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been an investment adviser or Trustee of the Trust, or the past or present performance of services to the Trust by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further right to appeal may be taken in any such action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 8.2 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 8.2.

(b)  Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Trust in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Trust amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 8.2(a) of this Trust Instrument, so long as (1) the indemnitee provides security for the undertaking, (2) the Trust is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (3) a majority of the Independent Trustees (excluding any Trustee who is either seeking advancement of expenses under this Trust Instrument or is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Trust Instrument) or independent legal counsel in a written opinion determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that reason exists to believe that the indemnitee ultimately will be entitled to indemnification.

(c)  As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, indemnification will be provided in accordance with Section 8.2(a) of this Trust Instrument if (1) approved as in the best interests of the Trust by a majority of the Independent Trustees (excluding any Trustee who is either seeking indemnification under this Trust Instrument or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Trust Instrument) upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Trust and that the indemnitee is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, or (2) the Trustees secure a written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that indemnification would not protect the indemnitee against any liability to the Trust or its Shareholders to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(d)  Any indemnification or advancement of expenses made in accordance with this Section 8.2 will not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.  In any suit brought by an indemnitee to enforce a right to indemnification under this Section 8.2, it will be a defense that the indemnitee has not met the applicable standard of conduct described in this Section 8.2.  In any suit in the name of the Trust to recover any indemnification or advancement of expenses made in accordance with this Section 8.2, the Trust will be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken.  In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 8.2, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 8.2 will be on the Trust (or any Shareholder acting derivatively or otherwise on behalf of the Trust or its Shareholders).

(e)  An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 8.2 or to which he, she or it may otherwise be entitled except out of the assets of the Trust, and no Shareholders will be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)  The rights of indemnification provided in this Section 8.2 will not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 8.2 will affect the power of the Trust to purchase and maintain liability insurance on behalf of any Trustee, the investment adviser or other person.

Section 8.3 — Shareholders.

No Shareholder of the Trust or of any Series or Class shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class.  The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Series or Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series or Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series or Class to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series or Class and satisfy any judgment thereon from the assets of the Series or Class.  The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series or Classes whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder.  The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series or Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to:  (i) the information set forth under the caption “Investment Advisory and Other Services” in the Statement of Additional Information; and (ii) the Form ADV of Man Investments (USA) LLC (the “Adviser”) (File No. 801-58047) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, [ ], with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the Adviser.  Offices of the Adviser are located at 123 N. Wacker Drive, 28th Floor, Chicago, Illinois, 60606 and the Adviser’s telephone number is 312-881-6500.  Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Adviser.

ITEM 33.  MANAGEMENT SERVICES

Not applicable.

ITEM 34.  UNDERTAKINGS

1.  Not applicable.

2.  Not applicable.

3.  Not applicable.

4.  The Registrant undertakes:

(a)  To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)  to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)  to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)  That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)  That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C:  Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)  That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.  Not applicable.

6.  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 6th day of August, 2010.

MAN LONG SHORT FUND

/s/ Orly Lax
Orly Lax,
Organizational Trustee

/s/ Kirsten Ganschow
Kirsten Ganschow,
Organizational Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Orly Lax                                                Organizational Trustee                                                                August 6, 2010

Kirsten Ganschow                                           Organizational Trustee                                                                August 6, 2010